As filed with the Securities and Exchange Commission on February 28, 2014

Securities Act File No. 033-75138

Investment Company Act File No. 811-08348

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.		[	]

Post-Effective Amendment No.	36	[X	]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	37	[X	]

LORD ASSET MANAGEMENT TRUST

(Exact Name of Registrant as Specified in Charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of Principal Executive Office) (Zip Code)

(312) 663-8300

(Registrant’s Telephone Number, Including Area Code)

Thomas S. White, Jr. Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028 (Name and Address of Agent for Service)	With copy to: Patrick W. D. Turley Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[X]	on March 1, 2014 pursuant to paragraph (b).
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

March 1, 2014

EACH FUND IS A SERIES OF LORD ASSET MANAGEMENT TRUST

THOMAS WHITE

INTERNATIONAL FUND

CLASS A: TWWAX    CLASS C: TWWCX

INVESTOR CLASS: TWWDX    CLASS I: TWWIX

THOMAS WHITE

EMERGING MARKETS FUND

CLASS A: TWIAX    CLASS C: TWICX

INVESTOR CLASS: TWEMX    CLASS I: TWIIX

THOMAS WHITE

AMERICAN OPPORTUNITIES FUND

INVESTOR CLASS: TWAOX

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares and has expressed no opinion as to the accuracy or adequacy of this prospectus. It is a criminal offense to make a representation to the contrary.

An Important Phone Number

All Shareholder Services: 1-800-811-0535

FUND SUMMARY - THOMAS WHITE INTERNATIONAL FUND

FUND OBJECTIVE

The investment objective of the International Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about this and other discounts is available in the “Sales Charges” section on page 38 of the Fund’s prospectus, in the “Purchase, Redemption and Pricing of Shares” section on page 41 of the Fund’s Statement of Additional Information or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Investor Class	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the original purchase price or redemption price)	None*	1.00%	None	None
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%	2.00%

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Annual Fund Operating Expenses** (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Investor Class	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.34%	0.25%	0.46%	0.26%
Total Annual Fund Operating Expenses	1.44%	2.10%	1.31%	1.11%
Fee Deferral/Expense Reimbursement**	0.00%	(0.11)%	(0.07)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement**	1.44%	1.99%	1.24%	0.99%

* A maximum contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 15 months of the date of purchase on shares that were purchased without an initial sales charge.

** Thomas White International, Ltd. (“TWI” or the “Advisor”) has entered into a fee deferral/expense reimbursement agreement to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Class A, Class C, Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.49%, 1.99%, 1.24% and 0.99%, respectively. Operating expenses include, without limitation, any fees or expenses incurred during the course of the ordinary operating expenses of the Fund, but shall exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. As a result, the “Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement” shown above may be higher due to such excluded items. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses

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remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$1,317	$2,200
Class C	$302	$647	$1,119	$2,422
Investor Class	$126	$408	$711	$1,573
Class I	$101	$341	$600	$1,341

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$1,317	$2,200
Class C	$202	$647	$1,119	$2,422
Investor Class	$126	$408	$711	$1,573
Class I	$101	$341	$600	$1,341

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund principally invests in equity securities (consisting of common stocks, preferred stocks and convertible securities) of companies located in the world’s developed countries outside of the United States. Under normal market conditions, the Advisor will select the stocks held by the Fund from companies located in at least 10 countries outside of the U.S., and the Fund will invest less than 10% of its assets in U.S. companies. In determining whether a company is located in or associated with a non-U.S. country, the Advisor will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets; or (iv) country where the company derives at least half of its revenue or profits.

The Fund’s principal equity investments will represent a diversified portfolio of stocks issued by large capitalization companies, but the Fund may invest across all market capitalizations. There may also be a portion of the Fund’s assets invested in stocks issued by companies from emerging market countries. There is no limit in the amount that the Advisor may invest in securities issued by companies from emerging markets countries.

The Fund is designed to benefit from future growth in developed countries, as well as emerging market countries. The Advisor produces monthly valuation research that covers fifty countries, and believes that the world now offers excellent opportunities for growth and diversification.

The Advisor seeks to buy equity securities of companies at a value less than its research indicates to be their true worth. This is intended to produce Fund portfolios with attractive relative valuation ratios, such as price-to-earnings and price-to-book. The Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money.

Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

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Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Emerging Markets Risk: Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries.

Depositary Receipts: Depositary receipts are receipts typically issued by a bank or trust company that evidence ownership of underlying foreign securities. As a result, investments in depositary receipts will involve many of the same risks described above of investments in foreign securities.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

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FUND PERFORMANCE

The following bar chart and table indicate the risks of investing in the Fund by showing the annual returns of the Fund as of December 31, 2013 and long-term performance. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.

The Fund offers four different classes of shares in this prospectus: Class A shares, Class C shares, Investor Class shares and Class I shares. Each class of shares has different characteristics and is subject to different fees and expenses. The bar chart represents the annual total returns of the Investor Class shares of the Fund. The returns for Class A, Class C and Class I shares will differ from the returns for Investor Class shares because of differences in expenses of each class. The bar chart demonstrates that returns will fluctuate from year to year. The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.

The average annual total return table compares the Fund’s average annual returns for the 1-, 5- and 10-year periods to those of a broad-based securities market index. Class A, Class C and Class I shares commenced operations on August 31, 2012. Information shown for Class A, Class C and Class I shares reflects the performance of Investor Class shares prior to August 31, 2012.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through a tax deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”).

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As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

Total Annual Returns - Investor Class Shares

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	Worst Quarter

Qtr 2 2009: 23.11%	Qtr 4 2008: -21.84%

Average Annual Total Returns as of December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes

Investor Class	13.04%	12.28%	9.00%

Class A	12.80%	12.26%	8.99%

Class C	12.16%	12.08%	8.90%

Class I	13.30%	12.36%	9.04%
Return After Taxes on Distributions Investor Class	12.92%	11.96%	8.52%
Return After Taxes on Distributions and Sale of Fund Shares Investor Class	7.81%	9.84%	7.62%
MSCI All Country World ex US Index (reflects no deduction for fees, expenses or taxes)	15.29%	12.81%	7.57%

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MANAGEMENT

Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.

Portfolio Manager: Thomas S. White, Jr. serves as the portfolio manager of the Fund. Mr. White is Chairman of TWI and has managed the Fund, assisted by the firm’s team of senior investment analysts, since its inception in June 1994.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or sell (redeem) some or all of your Fund shares on any business day by written request via mail (Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-811-0535 (toll free). Investors who wish to purchase, exchange or sell (redeem) Fund shares through a broker-dealer should contact the broker-dealer directly.

The Fund’s initial investment minimum for Class I shares is $1 million and there is a $100 additional investment minimum. The Fund’s initial and additional investment minimums for Class A, Class C and Investor Class shares are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax-deferred account, such as a 401(k) plan or IRA. Such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY - THOMAS WHITE EMERGING MARKETS FUND

FUND OBJECTIVE

The investment objective of the Thomas White Emerging Markets Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about this and other discounts is available in the “Sales Charges” section on page 38 of the Fund’s prospectus, in the “Purchase, Redemption and Pricing of Shares” section on page 41 of the Fund’s Statement of Additional Information or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Investor Class	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the original purchase price or redemption price)	None*	1.00%	None	None
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%	2.00%

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Annual Fund Operating Expenses** (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Investor Class	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.67%	0.44%	0.78%	0.81%
Total Annual Fund Operating Expenses	1.77%	2.29%	1.63%	1.66%
Fee Deferral/Expense Reimbursement**	(0.18)%	(0.20)%	(0.29)%	(0.57)%
Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement**	1.59%	2.09%	1.34%	1.09%

* A maximum contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 15 months of the date of purchase on shares that were purchased without an initial sales charge.

** Thomas White International, Ltd. (“TWI” or the “Advisor”) has entered into a fee deferral/expense reimbursement agreement to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Class A, Class C, Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.59%, 2.09%, 1.34% and 1.09%, respectively. Operating expenses include, without limitation, any fees or expenses incurred during the course of the ordinary operating expenses of the Fund, but shall exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. As a result, the “Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement” shown above may be higher due to such excluded items. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses

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remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$727	$1,084	$1,463	$2,525
Class C	$312	$696	$1,207	$2,610
Investor Class	$136	$486	$859	$1,908
Class I	$111	$468	$849	$1,918

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$727	$1,084	$1,463	$2,525
Class C	$212	$696	$1,207	$2,610
Investor Class	$136	$486	$859	$1,908
Class I	$111	$468	$849	$1,918

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. In determining whether a company is located in or associated with an emerging market country, the Advisor will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets; or (iv) country where the company derives at least half of its revenue or profits. An “emerging markets” country includes: (i) any country having an economy or market that is considered by the International Monetary Fund or World Bank to be developing or (ii) is a recent (within 2 years) or current index member in the Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets Index”), the Fund’s benchmark. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy regarding investments in emerging markets countries.

The Fund may invest up to 20% of its net assets in securities of companies located in or whose businesses are closely associated with countries that do not meet the above qualifications for an emerging markets country, which may include other less developed countries (sometimes known as “frontier market” countries) as well as developed market countries, including the U.S.

With respect to the Fund’s investments in equity securities (which consist principally of common stocks, preferred stocks and convertible securities), the Fund will principally invest in a diversified portfolio of stocks from large capitalization emerging market companies, but may invest across all market capitalizations. In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of “Depositary Receipts,” which include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) or similar securities.

The Advisor stresses bottom-up stock selection in fully invested portfolios whose regional and industrial sector weights are normally relatively close to the Fund’s benchmark, the MSCI Emerging Markets Index. The Advisor adheres to a stock selection approach that emphasizes buying a stock when the Advisor’s research suggests the stock is trading below the company’s long-term business value, and then selling the stock when it is no longer deemed undervalued. This valuation oriented approach is expected to produce a Fund portfolio whose average

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valuation ratios, such as price-to-earnings and price-to-cashflow, are below its asset class average.

PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money.

Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Depositary Receipts: Depositary receipts are receipts typically issued by a bank or trust company that evidence ownership of underlying foreign securities. As a result, investments in depositary receipts will involve many of the same risks described above of investments in foreign securities.

Emerging Markets and Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries (which include emerging and frontier market countries) are subject to a higher level of risk. The risks are greater because their social, political, economic and legal systems are frequently

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less stable, and exchange and regulatory effectiveness is often lower, than developed countries.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

FUND PERFORMANCE

The following bar chart and table indicate the risks of investing in the Fund by showing the annual returns of the Fund as of December 31, 2013 and performance since the Fund’s inception. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.

The Fund offers four different classes of shares in this prospectus: Class A shares, Class C shares, Investor Class shares and Class I shares. Each class of shares has different characteristics and is subject to different fees and expenses. The bar chart represents the annual total returns of the Investor Class shares of the Fund. The returns for Class A, Class C and Class I shares will differ from the returns for Investor Class shares because of differences in expenses of each class. The bar chart demonstrates that returns will fluctuate from year to year. The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.

The average annual total return table compares the Fund’s average annual returns for the 1 year and since inception periods to those of a broad-based securities market index. Class A, Class C and Class I shares commenced operations on August 31, 2012. Information shown for Class A, Class C and Class I shares reflects the performance of Investor Class shares prior to August 31, 2012.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their

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Fund shares through a tax deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

Total Annual Returns - Investor Class Shares

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	Worst Quarter

Qtr 1 2012: 13.08%	Qtr 3 2011: -24.82%

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Average Annual Total Returns as of December 31, 2013	1 Year	Since Inception (June 28, 2010)
Return Before Taxes

Investor Class	(2.83)%	5.56%

Class A	(3.20)%	6.87%

Class C	(3.59)%	6.38%

Class I	(2.56)%	7.42%
Return After Taxes on Distributions Investor Class	(2.83)%	5.34%
Return After Taxes on Distributions and Sale of Fund Shares Investor Class	(1.27)%	4.38%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(2.60)%	4.02%

MANAGEMENT

Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.

Portfolio Manager: Thomas S. White, Jr. serves as the portfolio manager of the Fund. Mr. White is Chairman of TWI and has managed the Fund, assisted by the firm’s team of senior investment analysts, since its inception in June 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or sell (redeem) some or all of your Fund shares on any business day by written request via mail (Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-811-0535 (toll free). Investors who wish to purchase, exchange or sell (redeem) Fund shares through a broker-dealer should contact the broker-dealer directly.

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The Fund’s initial investment minimum for Class I shares is $1 million and there is a $100 additional investment minimum. The Fund’s initial and additional investment minimums for Class A, Class C and Investor Class shares are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax-deferred account, such as a 401(k) plan or IRA. Such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY - THOMAS WHITE AMERICAN OPPORTUNITIES FUND

FUND OBJECTIVE

The investment objective of the Thomas White American Opportunities Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum sales charge (load) on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the original purchase price or redemption price)	None
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Investor Class
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.31%
Fee and/or Expense Recoupment*	0.03%
Total Annual Fund Operating Expenses After Fee and/or Expense Recoupment*	1.34%

* Thomas White International, Ltd. (“TWI” or the “Advisor”) has entered into a fee deferral/expense reimbursement agreement to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. Operating expenses include, without limitation, any fees or

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expenses incurred during the course of the ordinary operating expenses of the Fund, but shall exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. As a result, the “Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement” shown above may be higher than 1.34% of the average daily net assets of the Investor Class shares of the Fund due to such excluded items. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$136	$418	$721	$1,582

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in equity securities (consisting of common stocks, preferred stocks and convertible securities) of U.S. companies. In determining whether a company is located in or associated with the U.S., the Advisor will consider any one of the following four factors when making its determination: (i) whether the company is organized in the U.S.; (ii) whether the U.S. is the

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primary securities trading market; (iii) whether the location of assets is in the U.S.; or (iv) whether the company derives at least half of its revenue or profits from the U.S. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy regarding investments in U.S. companies.

The Advisor employs a valuation-oriented stock selection strategy and broad portfolio diversification. The Advisor will select most of the stocks held by the Fund from the approximately 800 companies in the Russell Midcap Index. The Advisor currently researches over 4,000 issuers monthly and may purchase any of these securities for the Fund. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

The Fund principally invests in mid- and small-size U.S. companies. Equity securities of mid- and small-size companies tend to have greater price fluctuations than larger, more established companies. The Advisor will attempt to manage this risk by normally owning securities issued by companies that represent a broad range of industries. The Fund will compare itself to, and attempt to outperform, the Russell Midcap Index.

While the Advisor will primarily invest the assets of the Fund in U.S. companies, the Fund can invest up to 20% of its assets in non-U.S. equity securities, including those from emerging market countries.

TWI seeks to buy equity securities of companies at a value less than its research indicates to be their true worth. This is intended to produce Fund portfolios with attractive relative valuation ratios, such as price-to-earnings and price-to-book. The Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money.

Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

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Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Emerging Markets Risk: Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

FUND PERFORMANCE

The following bar chart and table indicate the risks of investing in the Fund by showing the annual returns of the Fund as of December 31, 2013 and long-term performance. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.

The bar chart represents the annual total returns of the Investor Class shares of the Fund. The bar chart demonstrates that returns will fluctuate from year to year. The

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Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.

The average annual total return table compares the Fund’s average annual returns for the 1-, 5- and 10-year periods to those of broad-based securities market indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through a tax deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”).

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

Total Annual Returns - Investor Class Shares

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	Worst Quarter

Qtr 4 2011: 15.05%	Qtr 4 2008: -26.26%

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Average Annual Total Returns as of December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes Investor Class	30.70%	16.50%	7.51%
Return After Taxes on Distributions Investor Class	27.16%	15.41%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares Investor Class	20.07%	13.32%	6.15%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	34.76%	22.36%	10.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

MANAGEMENT

Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.

Portfolio Manager: Thomas S. White, Jr. serves as the portfolio manager of the Fund. Mr. White is Chairman of TWI and has managed the Fund, assisted by the firm’s team of senior investment analysts, since its inception in March 1999.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or sell (redeem) some or all of your Fund shares on any business day by written request via mail (Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-811-0535 (toll free). Investors who wish to purchase, exchange or sell (redeem) Fund shares through a broker-dealer should contact the broker-dealer directly. The Fund’s initial and additional investment minimums for Investor Class shares are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

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TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax-deferred account, such as a 401(k) plan or IRA. Such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUNDS

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

As stated previously, TWI seeks to buy securities of companies at a value less than its research indicates to be their true worth. This is intended to produce a Fund portfolio with attractive relative valuation ratios, such as price-to-earnings and price-to-book.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.
•	The companies are, or may soon be, exhibiting better financial characteristics represented by improving cash generation, returns on equity, operating margins and book values.
•	The price of their equity securities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.
•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out securities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach what TWI believes to be their fair valuation. The Advisor adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Each Fund intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the market is normally maintained unless the Advisor is unable to find undervalued securities that meet its criteria. Using this investment management style, the Advisor seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

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The International Fund is designed to hold a diversified portfolio of undervalued stocks wherever they trade around the world

The Advisor’s research analysts monitor over 3,000 companies located in approximately forty-five countries. The Fund’s portfolio usually holds over 100 positions in companies that the portfolio manager and his team feel are trading below their intrinsic value as businesses and have attractive reward versus risk ratios.

The goal of the International Fund is to have a diversified portfolio of predominantly non-U.S. equity securities representing a broad mix of industries and countries. By combining diversification with its proprietary research, TWI seeks long-term capital growth and volatility that is lower than most comparable mutual funds.

The Fund’s primary benchmark, the MSCI All Country World ex US Index, is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The index is unmanaged and assumes the reinvestment of dividends. Investors cannot invest directly in the index, although they can invest in its underlying securities.

The Emerging Markets Fund is designed to hold a diversified portfolio of undervalued securities in emerging markets countries or in companies whose businesses are closely associated with emerging market counties.

The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy regarding investments in emerging markets countries.

For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

The Fund may also invest in other investment companies, including open-end funds, closed-end funds, money market funds and exchange-traded funds (“ETFs”).

As a foundation for the Advisor’s investment decisions, each month the Advisor’s security analysts produce fresh valuation appraisals on over 3,000 companies located in approximately forty-five countries. The Advisor’s analysts currently cover some 700 companies in the countries they consider are the primary

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emerging market countries. The Fund’s portfolio will usually hold over 75 investment positions in companies that the portfolio manager, assisted by the firm’s senior security analysts, believes have attractive reward versus risk ratios, given that the securities are trading below their intrinsic value as businesses.

The goal of the Emerging Markets Fund is to capture the growth potential in the emerging market countries. It will attempt to accomplish this by owning undervalued equity securities that are in or associated with emerging markets. The Fund’s portfolio will be designed to benefit from the reward potential of the Advisor’s value-oriented investment style while at the same time attempting to moderate the higher volatility inherent in emerging market securities. The design stresses owning undervalued investments across the entire spectrum of emerging market regions and industry sectors. The goal of this portfolio design is to maximize the Advisor’s skill in stock selection while de-emphasizing the return volatility and high turnover that can come from sharp shifts in the Fund’s cash position or in the Fund’s country and industry weights. The Advisor has used this investment approach to manage both U.S. and foreign portfolios since starting the firm in 1992 and its research department is focused on supporting the investment decisions that this strategy requires. The Fund seeks long-term capital growth with annual return volatility that is lower than most comparable mutual funds.

The Advisor believes that the recent growth in the number and breadth of foreign equity markets around the world now offers individuals who seek long-term capital appreciation the opportunity to benefit from additional investment opportunities while at the same time enhancing the diversification of their portfolios.

The Advisor does not recommend the Fund be used as an investor’s sole equity investment. The Fund has been designed to be the emerging market component in an investment strategy that combines multiple asset classes to reach the long-term goals of prudent investors.

The Fund’s benchmark index, the MSCI Emerging Markets Index, is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. The index is unmanaged and assumes the reinvestment of dividends. Investors cannot invest directly in the index, although they can invest in its underlying securities.

The American Opportunities Fund is designed to benefit from the Advisor’s ability to discover attractive investment opportunities in each of the major industries within the United States.

The United States has the largest and most diversified economy in the world. Its stock market ranks number one by dollar value and number of common stocks.

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The Advisor’s research unit produces monthly investment valuations of over 1,000 U.S. companies.

The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in equity securities (consisting of common stocks, preferred stocks and convertible securities) of U.S. companies. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy regarding investments in U.S. companies.

The American Opportunities Fund seeks long-term capital growth while attempting to limit investment risks. It employs a valuation-oriented stock selection strategy and broad portfolio diversification. History shows that careful industry, asset class and company diversification can lower portfolio volatility and reduce risk during difficult market environments. There are no assurances that the Fund will be able to replicate these results.

The Fund’s primary benchmark, the Russell Midcap Index, measures the performance of the approximately 800 smallest companies in the Russell 1000 Index. These 800 companies represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Fund’s secondary benchmark, the S&P 500 Index, measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and assume the reinvestment of dividends. Investors cannot invest directly in either index, although they can invest in an index’s underlying securities.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Market Risk: Each Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by each Fund and the operations of the issuers of each Fund’s portfolio securities.

Equity Securities Risk: Each Fund generally will be fully-invested in equity securities, principally common stocks, preferred stocks and convertible securities. Common stocks represent an equity (ownership) interest in a corporation. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula. History shows that over long periods, equities have outperformed bonds, cash equivalents and inflation. Nevertheless, in the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Small- and Mid-Capitalization Securities Risk: A Fund’s investments in small- and mid-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies. Equity securities of foreign companies may involve risks that are different from, or in addition to, investments in the securities of domestic issuers, such as disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. The securities markets of many of the foreign countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the U.S. As a result, the value of an investment in a Fund could decrease, particularly if there is a sudden decline in the share prices of the Fund’s holdings or an overall decline in the stock markets of the foreign countries in which the

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Fund is invested. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Depositary Receipts: Investments in depositary receipts may involve many of the risks of other investments in foreign securities. A Fund may invest in both sponsored and unsponsored ADRs which are receipts issued by a U.S. bank or trust company evidencing ownership of an indirect interest in underlying securities issued by a foreign issuer. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the non-U.S. issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the non-U.S. issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Emerging Markets and Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries (which include emerging and frontier market countries) are subject to a higher level of risk. The risks are greater because their social, political, economic and legal systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries.

Other Investment Companies. The Emerging Markets Fund may invest its assets in securities of other investment companies, or in pooled accounts or other investment vehicles, including open-end funds, closed-end funds, ETFs and money market funds. Certain markets are closed in whole or in part to equity investments by foreigners. The Emerging Markets Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Emerging Markets Fund does not intend to invest in such circumstances unless, in the judgment of TWI, the potential benefits of such investment justify the payment of any applicable premium or sales charge. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Emerging Markets Fund could result in

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losses on the Fund’s investment in ETFs. As a shareholder in an investment company, the Emerging Markets Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Emerging Markets Fund would continue to pay its own management fees and other expenses.

Other Principal Risks. Shareholders should understand that all investments involve risk. There can be no guarantee against the loss of money resulting from an investment in each Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

The value of each Fund’s investments and, therefore, investment performance will vary from day to day. When you sell your shares, they may be worth more or less than the price you paid for them, and you could lose money.

TWI recognizes the above risks and attempts to moderate them in its management of each Fund. It believes that a professionally structured and carefully monitored portfolio can reduce the risks associated with less diversified equity portfolios.

The Advisor attempts to configure the Fund’s portfolio to moderate the natural volatility of equities by focusing the Fund’s investments in equities that in theory are underpriced. However, its success in doing so cannot be assured. Such securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities and similar investments. Although each Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

The principal risks of investing in each Fund are more fully discussed in the Statement of Additional Information (the “SAI”).

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the Funds’ SAI and on their website at www.thomaswhitefunds.com.

THE ADVISOR

The Funds are managed by Thomas White International, Ltd., located at 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605. TWI chooses each

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Fund’s investments and handles its affairs, under the direction of the Board of Trustees. TWI provides the Funds with investment research, advice, supervision and certain overhead items and facilities.

TWI provides investment management and advisory services to both a domestic and international client base, including mutual funds, trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.

Each Fund pays an advisory fee equal to 0.85% of the Fund’s average daily net assets on an annual basis, prior to any fee deferral or expense reimbursement, to TWI for managing its investments. During the past fiscal year, the Funds paid advisory fees, after expense reimbursement/recoupment, at the following effective rates:

International Fund: 0.77%

Emerging Markets Fund: 0.33%

American Opportunities Fund: 0.88%

TWI feels that it is important for shareholders to thoroughly understand and grow comfortable with its investment approach. The Funds’ shareholder communications are written with this goal in mind.

A discussion regarding the Board of Trustees’ approval of the investment advisory agreement between each of the International, Emerging Markets and American Opportunities Funds and TWI is available in the Funds’ most recent semi-annual report to shareholders dated April 30, 2013.

Thomas S. White, Jr. has been the portfolio manager of the Funds since their inceptions and has been managing investments for over forty years. He is the Chairman of TWI, which he founded in 1992. Prior to that, he was a Managing Director of Morgan Stanley Asset Management and Chief Investment Officer of its Chicago Group, which he began in 1982.

Further information concerning TWI is included under the heading “Investment Management and Other Services” in the Funds’ SAI. In addition, the SAI provides additional information about Mr. White’s compensation, other accounts managed and ownership in the Funds.

TWI has its own research division. Its analysts provide the company valuations that Mr. White uses to select stocks for each Fund’s portfolio. TWI produces monthly equity valuation publications for research clients who are asset management organizations located around the world.

Fund Distributor. Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, WI 53202, serves as the distributor of the Fund’s

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shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ shares is continuous. Quasar may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem the Fund’s shares.

Fund Transfer Agent and Administrator. U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator, fund accountant, transfer agent and dividend disbursing agent (the “Transfer Agent”). The Transfer Agent and the Distributor are affiliates.

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YOUR ACCOUNT

THOSE WHO SHOULD INVEST IN THE FUNDS

The Funds are designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Under normal conditions, the Funds will try to limit shareholders’ taxes through relatively low portfolio turnover.

Individuals should consider improving the risk-return profile of their U.S. mutual funds by having exposure to foreign and emerging markets investing. The International and Emerging Markets Funds are designed for these purposes, respectively.

The Advisor discourages potential shareholders who are aggressive, short-term investors from investing in the Funds. As is described in each Fund’s “Fund Summary” under “Fees and Expenses of the Fund” and, in more detail below, under “Redemption Fee,” a 2% redemption fee is imposed on the sale of Fund shares held less than sixty days. This is imposed in an attempt to limit transaction costs and the disruption of the Funds’ investment strategies caused by investors such as those described above.

The Funds offer different classes of shares. The Thomas White International Fund and Thomas White Emerging Markets Fund each offer Class A, Class C, Investor Class and Class I shares. The Thomas White American Opportunities Fund offers Investor Class shares. Each of the share classes is subject to different fees, as discussed in the section below entitled “Overview of Distribution Arrangements/Sales Charges/Other Fees.”

Each share class is sold at its respective net asset value (“NAV”), plus any applicable sales charge as noted in the section below entitled “Sales Charges.” Shares of the Funds may be purchased or sold directly through the Funds’ Distributor. Shares of the Funds also may be purchased or sold through certain fund supermarkets, broker-dealers or financial institutions (“Intermediaries”). Class A, Class C and Investor Class shares are offered primarily through authorized Intermediaries who have entered into an agreement with the Distributor and who may or may not charge a fee to their customers. No order for Class C shares of any Fund may exceed $1 million. Class I shares are offered directly through the Distributor and also through Intermediaries to eligible investors, which include:

•	Investors who invest a minimum amount of $1 million in Class I shares of the Funds;

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•

Investors who purchase shares through Intermediaries that have entered into an arrangement with the Funds to offer Class I shares (e.g., broker-dealer managed accounts or wrap fee programs that charge an asset based fee and invest via omnibus accounts);

•	Funds of funds advised by unaffiliated investment advisers;

•	Institutions that invest the $1 million minimum initial investment amount in the Funds; and

•	Officers and trustees of the Funds.

The Funds reserve the right to waive the minimum initial investment amount of $1 million or to grant other investors eligibility to invest in the shares of the Funds at their discretion.

OVERVIEW OF DISTRIBUTION ARRANGEMENTS/SALES CHARGES/ OTHER FEES

This section describes the sales charges and fees you will pay as an investor in a Fund and ways to qualify for reduced sales charges.

	Class A	Class C	Investor Class	Class I
Initial Sales Charge (Load)	5.75% Maximum initial sales charge (load).	No initial sales charge (load).	No initial sales charge (load).	No initial sales charge (load).
Contingent Deferred Sales Charge (Load) (“CDSC”)	Generally, no CDSC. However, a maximum CDSC of 1.00% may be imposed on certain redemptions made within 15 months of the date of purchase on Class A shares that were purchased without an initial sales charge.	1.00% maximum CDSC on sale of shares held for one year or less.	No CDSC.	No CDSC.

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	Class A	Class C	Investor Class	Class I
Distribution and Service (12b-1) Fee	Subject to annual distribution and service (12b-1) fee of up to 0.25% of the Fund’s total assets applicable to Class A shares.	Subject to annual distribution and service (12b-1) fee of up to 1.00% of the Fund’s total assets applicable to Class C shares.	Not subject to annual distribution and service (12b-1) fee.	Not subject to annual distribution and service (12b-1) fee.
Administrative Services Fee	Subject to maximum annual administrative services fee of up to 0.25% of the Fund’s total assets applicable to Class A shares.	Not subject to annual administrative services fee.	Subject to maximum annual administrative services fee of up to 0.25% of the Fund’s total assets applicable to Investor Class shares.	Not subject to annual administrative services fee.
Redemption Fee	Subject to a 2.00% fee on redemptions (including exchanges) of shares held for less than 60 days.	Subject to a 2.00% fee on redemptions (including exchanges) of shares held for less than 60 days.	Subject to a 2.00% fee on redemptions (including exchanges) of shares held for less than 60 days.	Subject to a 2.00% fee on redemptions (including exchanges) of shares held for less than 60 days.
Fund Expenses	Lower annual expenses than Class C shares; higher annual expenses than Investor Class and Class I shares.	Higher annual expenses than Class A, Investor Class, and Class I shares.	Lower annual expenses than Class A and Class C shares; higher annual expenses than Class I shares.	Lower annual expenses than Class A, Class C and Investor Class shares.

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SALES CHARGES

Class A and Class C shares are subject to sales charges. Investor Class and Class I shares are not subject to sales charges. Below is information relating to the sales charges imposed on Class A and Class C shares.

Class A Shares: Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates for Class A shares are as follows:

Your Investment	Sales Charge as a % of Offering Price	Dealer Reallowance
Less than $50,000	5.75%	5.75%
$50,000 but less than $100,000	4.75%	4.75%
$100,000 but less than $250,000	3.75%	3.75%
$250,000 but less than $500,000	2.75%	2.75%
$500,000 but less than $1,000,000	2.00%	2.00%
$1,000,000 and above	None*	See below*

* A maximum CDSC of 1.00% will be imposed on redemptions of these shares (exclusive of shares purchased with reinvested dividends and/or distributions) within the first 15 months after the initial sale. The Advisor intends to pay a commission to financial advisors who place an order for a single purchaser of up to 1.00% for any portion of the order from $1 million to $4 million, 0.50% for any portion of the order exceeding $4 million up to $50 million, and 0.25% for any portion of the order exceeding $50 million. The amount of the CDSC will be based on the same scale.

As noted in the table above, reduced sales charges on purchases of Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances:

•

Letter of Intent. You may reduce your Class A sales charge by establishing a Letter of Intent. For your convenience, the Funds have included a Letter of Intent option on the account application form. Please visit www.thomaswhitefunds.com for a complete list of on-line account forms. The Letter of Intent allows you to combine all Fund purchases that you intend to make over a 13-month period; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. The

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minimum initial investment must be included with your Letter of Intent. If stated in the Letter of Intent, purchases made during the previous 90 days can be taken into consideration towards fulfillment of the Letter of Intent. No sales charge adjustment will be made to purchases within the prior 90 days. The reduced sales charge will only apply to new purchases. Shares equal to 5.75% of the Letter of Intent purchase amount will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from the redemption of the escrow shares. Any remaining escrow shares will be released to you.

•

Rights of Accumulation. You may combine your new purchase with the value of shares currently owned for the purpose of qualifying for reduced sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value, calculated at NAV, of all other Class A shares you own in the existing accounts indicated on the account application form.

•

Combination Privilege. You may qualify for a reduced sales charge by combining concurrent purchases of Class A shares into a single purchase. You will be required to instruct the Funds in writing to combine accounts of multiple Funds (all classes) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

Class A shares of the Funds may be sold with a reduced or eliminated sales charge:

•	to registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons;

•	to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client;

•

to investment advisers, financial planners, and (with prior approval of the Advisor) retirement plan administrators and wrap fee program sponsors who place trades for their own accounts or the accounts of their clients, who charge a management consulting or other fee for their services and who have an agreement with the Distributor;

•

to clients of such investment advisers, financial planners and (with prior approval of the Advisor) retirement plan administrators, and wrap fee program sponsors who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner, retirement plan administrator or wrap fee program sponsor on the books and records of the broker, agent, investment adviser or financial institution;

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•

to current officers, directors and employees (and their immediate families) of the Funds, the Advisor, employees (and their immediate families) of certain firms providing services to the Funds (such as the custodian and transfer agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons; and

•

to investors who purchase shares of a Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares and there is an agreement with the Distributor.

The Funds may also issue shares with reduced or eliminated sales charges in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of shares at reduced or eliminated sales loads as described above is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to the Transfer Agent or to the Advisor at the time of purchase on the new account application or through a letter of instruction and a waiver will be granted subject to confirmation of the investor’s situation.

It is also important to note that you will not pay initial sales charges on the following:

•	Class A shares purchased by reinvesting dividends and distribution; or

•	when exchanging Class A shares of one Fund for Class A shares of another Fund.

Class C Shares: Class C shares are sold at NAV, with no sales charge. Therefore, the entire amount of your purchase price is invested in Class C shares. A CDSC of 1.00% is applied to redemptions of Class C shares within one year of the date of purchase. No order for Class C shares of any Fund may exceed $1 million.

The CDSC applicable to redemptions of Class C shares will be waived under certain circumstances, including the following:

•	Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.

•	Redemptions because of shareholder death or disability.

•	Returns of excess contributions to retirement plans.

•	If the redemption represents the minimum required distribution from a retirement plan.

REINSTATEMENT PRIVILEGE

If you have sold Class A shares of a Fund, you may request a one-time option to reinstate the shares previously sold within a 120 calendar day period. The

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reinstated Class A shares must be registered exactly and be of the same class of shares previously redeemed. The Fund’s minimum initial investment must be met at the time of reinstatement. You must provide a written reinstatement request and payment within 120 calendar days of the date your instructions to sell were processed. Your investment will be reinstated at the next NAV per share determined after the request is received.

To the extent that any applicable sales charges were paid on the original shares being reinstated, these reinstated Class A shares will not be subject to any new sales charges. Any CDSC previously paid on these reinstated Class A shares will not be refunded. However, the original value of Class A shares being reinstated will not be subject to any new CDSC to the extent that any were previously paid.

Any Class A shares being reinstated will, however, be subject to the redemption fee from the day the shares are reinstated.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A and Class C shares charge a distribution and service (12b-1) fee (“12b-1 fee”). 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of a Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from the assets attributable to Class A or Class C shares at the rates applicable to the particular class, on an ongoing basis and will increase the cost of your investment.

The Distributor may use the 12b-1 fees to pay for distribution-related expenses. Amounts up to 0.25% out of the 12b-1 fee payable by Class C shares may be used for shareholder servicing fees. The total of distribution and shareholder service payments by a particular class may not exceed the 12b-1 fee limit for that class. The 12b-1 fee is calculated based on average daily net assets.

Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

The Advisor may, out of its own resources and at no additional costs to the Funds or shareholders, pay Intermediaries for providing services to the Funds or to shareholders. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by an Intermediary via these payments may be more or less than the overall compensation received by the Intermediary in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary. Shareholders may obtain more information about these arrangements, including associated

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conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Funds.

ADMINISTRATIVE SERVICES FEES

The Funds have adopted an Administrative Services Plan pursuant to which the Class A and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

REDEMPTION FEES

The Funds, especially the International and Emerging Markets Funds, can experience substantial price fluctuations and are intended for long-term investors. Short-term “market timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days.

Redemption fees are paid to each Fund to help offset transaction costs and to protect each Fund’s long-term shareholders. Each Fund will use the “first-in, firstout” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged.

The redemption fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as SIMPLE IRA and SEP-IRA accounts. The fee does apply to shares held in traditional and Roth IRA accounts and to shares purchased through Automatic Investment Plans.

The Funds understand that the majority of purchases of Fund shares may be for a long-term investment program, but due to unforeseen circumstances, shares must be sold within sixty days of purchase. In such cases, each Fund reserves the right, in its sole discretion, to waive the redemption fee.

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Although the Funds intend to apply this redemption fee to most redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts (e.g., wrap fee programs) or retirement plans. The following types of shares are also exempt from the redemption fee: certain pre-approved group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of the Advisor.

Please refer to the SAI for more information about the tax aspects of the redemption fee.

BUYING SHARES OF THE FUNDS

The purchase price of each class of shares of the Funds is the NAV, plus any applicable sales charge as noted in the section above entitled “Sales Charges.” The NAV is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Shares may not be purchased on days the NYSE is closed. Because some foreign exchanges are open on days when the NYSE is closed, the NAV of a Fund may change on a day when you cannot buy or sell shares of the Fund.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military Army Post Office (APO) or Fleet Post Office (FPO) addresses.

The Funds’ portfolio securities and other investments are valued at market value when market quotations are readily available. A security traded on a domestic securities exchange is valued at the last sale price on the exchange on which it principally trades, while securities listed on NASDAQ/NMS may be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Foreign securities are valued based on quotations from the primary market in which they are traded. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less are valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Advisor, in good faith, establishes a fair value for the security in accordance with the Funds’ valuation procedures, which have been adopted, and are overseen, by the Funds’ Board. The types of securities for which

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such fair value pricing may be required include, but are not limited to: foreign securities affected by a significant event occurring after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of the security; securities whose trading has been halted or suspended; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Funds’ valuation procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. Each of the International and Emerging Market Funds may routinely utilize fair valuation techniques in determining its NAV. For further information about valuation of investments, see the SAI.

A purchase order will be priced at the next NAV calculated (plus any applicable sales charge) after it is received and accepted by a Fund or its designee, which may include the Fund’s Transfer Agent, Distributor or a designated Intermediary. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds will not accept a payment in cash, or with money orders, thirdparty checks, Treasury checks, credit card checks or starter checks for the purchase of shares. The Funds also do not accept cashier’s checks in an amount of less than $10,000. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. If a payment for an order does not clear, the purchase will be cancelled, you will incur a $25 fee and will be liable for any losses to the Funds resulting from the return.

The Distributor or Intermediaries may use procedures and impose fees or restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Purchase and redemption orders placed through these Intermediaries will be deemed to have been received and accepted by the Funds when the Intermediary accepts the order.

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Please visit us at WWW.THOMASWHITEFUNDS.COM to

download an application or call 1-800-811-0535 to open the

following types of accounts

•	Individual or Joint Ownership: For your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

•

Gift or Transfer to a Minor (UGMA, UTMA): To invest for a minor’s education or other future needs. These custodial accounts provide ways to give money to a minor. The account application must include the minor’s social security number.

•

Trust or Established Employee Benefit or Profit-Sharing Plan: For money being invested by a trust, employee benefit plan, or profit-sharing plan. The trust or plan must be established before an account can be opened.

•

Corporation or Other Entity: For investment needs of corporations, associations, partnerships, institutions, or other groups. You will need to send a certified corporate resolution with your application.

•

Traditional IRA: An individual retirement account. Contributions may or may not be tax deductible depending on a shareholder’s circumstances. Assets can grow tax-free. When distributions are received they are taxable as income.

•	Roth IRA: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified expenses.

•	Coverdell Education Savings Account: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified education expenses for a beneficiary.

•

Simplified Employee Pension Plans (SEP-IRAs): An IRA that allows small business owners or those with self-employment income to make tax- deductible contributions of up to $30,000 per year for themselves and any eligible employees.

•

Savings Incentive Match Plan for Employees (SIMPLE): Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non- elective contribution of 2% of pay for each eligible employee.

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VERIFICATION OF IDENTITY

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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HOW TO BUY SHARES

MAIL

To open an account: Complete and sign the application. Make your check(s) payable to the Fund(s). Account Application(s) and check(s) should be mailed to:

Regular Mail:	Overnight Mail:
Thomas White Funds Family	Thomas White Funds Family
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders does not constitute receipt by the Transfer Agent of the Funds.

To add to an account: Make your check(s) payable to the Fund(s) and include the stub from one of your statements with a letter containing your name and account number. Remember to always put your account number on your check. Mail to the address on your statement.

PHONE 1-800-811-0535

To open an account: You may open a new account by submitting a completed account application. Once established you may fund your new account by advising our Transfer Agent by phone of your intent to send a wire. See the section “Wire” below.

To add to an account: Purchase shares by telephone via electronic funds transfer from your bank account, by completing the section of the account application for this option. Your signed application must be received at least 15 business days prior to the initial telephone purchase. To place your order, call 1-800-811-0535 on any day before the close of trading on the NYSE. Your shares will be purchased on the day your order is placed.

You must make your telephone purchases by 4:00 p.m. Eastern time.

WIRE

To open an account: To open an account by wire, a completed account application is required before your wire can be accepted. You can mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund(s), the account number and your name so that monies can be correctly applied.

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To add to an account: Wire to: U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA Number 0750-00022 U.S. Bancorp Fund Services A/C 112 952 137

For further credit to:

(Fund name)

(Investment account number)

(Name or account registration)

Please contact the Transfer Agent at

1-800-811-0535 to notify them of the

incoming wire to ensure proper credit

to your account.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

AUTOMATIC INVESTMENT PLAN

To open an account: You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

To add to an account: If you would like information about how to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1-800-811-0535.

Guidelines

•	Your bank must be a member of Automatic Clearing House (ACH).

•	If the transfer is from a checking account, the application must be accompanied by a voided check.

•	If the transfer is from a savings account, the application must be accompanied by a savings account deposit slip.

•	The application must be received, with initial investment, at least 15 business days prior to the initial ACH transaction.

•	If the automatic purchase is returned by your bank a $25 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.

•	This plan will terminate upon redemption of all shares in your account.

•

Altering the bank information of this Plan must be in writing and must be accompanied by a signature guarantee, a signature validation, or other acceptable signature authentication. Your request should be received by U.S. Bancorp Fund Services, LLC five business days before these changes become effective.

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SELLING SHARES OF THE FUNDS

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. The price you receive is the NAV, subject to any applicable CDSC and/or redemption fee. Your shares will be sold at the next NAV calculated after your order is received in good form.

A Fund will generally make payments on redemptions within seven days, but the Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by telephone purchase, which can take up to fifteen calendar days.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA, your request must be made in writing. If you need an IRA Withdrawal Request form, call us at 1-800-811-0535. When making a redemption request on your IRA account you must indicate on the written request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding.

Please send a letter with:

•	your name;
•	your Fund account number;
•	the dollar amount or number of shares to be redeemed; and
•	any other applicable requirements listed in the table on page 36.

Mail your letter to:

Regular Mail:	Overnight Mail:
Thomas White Funds Family	Thomas White Funds Family
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Overnight mail should not be sent to a P.O. Box. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund.

Certain requests must include a signature guarantee, which is designed to protect shareholders and the Funds from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.

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Your request must be made in writing and include a signature guarantee if any of the following situations applies:

•	you wish to redeem more than $50,000 worth of shares;
•	when changing ownership on your account;
•	when your address has changed within the last 30 days and you would like to redeem shares; or
•	when redemption proceeds are payable or sent to any person, address or bank account not on record.

The Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account require signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. The Funds reserve the right to waive any signature guarantee requirement at their discretion.

HOW TO SELL SHARES OF THE FUNDS

PHONE 1-800-811-0535

All accounts except IRAs	To verify that the telephone redemption plan is in place, call 1-800-811-0535. This may be selected on the application. $50,000 is the maximum telephone redemption.

You must make your telephone redemptions by 4:00 p.m. Eastern time.

MAIL

Individuals, Joint Owners, Sole Proprietorships, UMA, UTMA	•	The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

IRAs	•	The account owner should complete an IRA Withdrawal Request form. Call 1-800-811-0535 to request one.

Trust	•	The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee’s name, provide a copy of the trust document certified within the last 30 days.

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Business or Organization	•	The person or persons authorized by corporate resolution to act on the account must sign, in that person’s official capacity, the redemption request on the corporation’s stationery.

•	•	Include a corporate resolution with your redemption request.

Executor, Administrator, Conservator, Guardian	•	Call 1-800-811-0535 for instructions.

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SHAREHOLDER SERVICES AND ACCOUNT POLICIES

DOING BUSINESS WITH THE FUNDS

For customer service call 1-800-811-0535. The Funds provide customers with service Monday through Friday, except holidays, from 9:00 a.m. to 8:00 p.m. Eastern time.

Shareholders can also retrieve account information through the Funds’ automated phone system by dialing the above toll-free number.

At the discretion of the Funds, investors may be permitted to purchase Fund shares by transferring securities to a Fund that is compatible with that Fund’s investment objective and policies. See the SAI for further information.

Subject to limitations described in the SAI, each Fund reserves the right to redeem their shares in-kind through payment of liquid portfolio securities instead of cash. Redemptions in-kind can lead to additional brokerage and transactions costs for the shareholder.

The Funds may require additional information/documents to verify the identity of a customer. If the Funds do not have a reasonable belief of identity, the Funds reserve the right to reject an application to open an account, prohibit transactions in an existing account, or close an account after 5 days if appropriate identification information has not been received. The Funds will typically provide an investor with a notice of rejection within 24 hours.

Investors who make excessive moves in and out of the Funds generate additional costs that fall upon all of the Funds’ shareholders. To minimize such costs, the Funds reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor’s opinion, they are of a size that would disrupt the management of a Fund.

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

If the value of an account falls below $1,000 due to redemptions or exchanges, a notice of liquidation will be sent to the investor’s address of record. The Funds reserve the right to close that account and send the proceeds to the shareholder unless sufficient additional shares are purchased.

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If checks representing dividend and capital gains distributions are returned “undeliverable” or remain uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the appropriate Fund at the per share NAV on the date of cancellation. In addition, after such six-month period, the cash election will automatically be changed and future dividends and distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

ADDRESS CHANGES

An address may be changed by calling 1-800-811-0535. The Funds will send a written confirmation of the change to both the old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, any redemption must be made in writing and the request must include a signature guarantee.

TELEPHONE TRANSACTIONS

(For your protection, all transactions are completed over a recorded line.) Many transactions may be initiated by telephone:

•	Change of address;

•	Request duplicate statements to be sent to someone designated by the shareholder;

•	Request a current account statement;

•	Purchase shares (option must be pre-established);

•	Redeem shares (option must be pre-established, not available for IRA accounts);

•	Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

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•	Discontinue the telephone redemption privilege for an account;

•	Change distribution options (does not apply to IRA accounts);

•	Redeem shares, with a check sent to the address of record (does not apply to IRA accounts, and address of record must not have changed in the last 30 days);

•	Exchange an investment from one Fund into an identically registered account or to an existing IRA account with an identical registration; and

•	Change the contribution year on an IRA account to the previous year up until April 15 of the current year.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds will not be responsible for any losses resulting from unauthorized telephone transactions if they follow procedures reasonably designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions. Once a telephone transaction has been placed, it cannot be canceled or modified.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Telephone transactions must be received by or prior to 4:00 p.m. Eastern time. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to reach the Funds by phone (for example, during periods of unusual market activity), you should consider placing your order by mail.

EXCHANGE PLAN

The Funds’ exchange plan permits you to exchange your shares in one Fund for shares of the same class of another Fund, usually without incurring a CDSC or paying additional sales charges. You may exchange Class A shares of a Fund for Class A shares of another Fund with no sales charge, if you have previously paid a sales charge on the shares you are exchanging. For Class A shares and Class C shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. The price at which shares are exchanged is determined by the time of day that we receive the request. To get today’s price, call before 4:00 p.m. Eastern time.

EXCHANGE PLAN RESTRICTIONS

Shares of the fund being exchanged into must be available for sale in your state. The International Fund and Emerging Markets Fund are available in all 50 states as well as Puerto Rico, the U.S. Virgin Islands and Guam. The American Opportunities Fund is available in all 50 states, Puerto Rico and Guam.

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You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

To establish a new account through an exchange, the exchange must be for at least the minimum initial investment of $2,500. For exchanges between established accounts the minimum exchange value must be at least $1,000.

The exchange plan is not available for shares of a fund for which certificates have been issued.

Because excessive trading can hurt the Funds’ performance and shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.

The Funds also reserve the right to refuse exchange purchases by any person or group, if TWI believes that the purchase will be harmful to existing shareholders.

Please remember that exchanges between funds in taxable/non-retirement accounts will have tax consequences.

The Funds reserve the right to terminate or modify the exchange plan at any time, but will try to give prior notice whenever they are able to reasonably do so.

CONVERSIONS BETWEEN SHARE CLASSES

You generally may also elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC into Class I shares of the same Fund, subject to satisfying the eligibility requirements of Class I shares.

An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class.

Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution options, call us at 1-800-811-0535. Any changes should be provided to the Transfer Agent at least 5 days prior to the record date of the distribution.

The Funds offer four options:

•

Your income dividends and capital gains distributions will be automatically reinvested in additional shares of the relevant Fund. If you do not indicate a choice on your application, you will be assigned this option.

•	You will be sent a check for each income dividend and capital gains distribution.

•	Your capital gains distributions will be automatically reinvested, but you will be sent a check for each income dividend.

•	Your income dividends will be automatically reinvested, but you will be sent a check for each capital gains distribution.

For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash to you would be a taxable distribution from your IRA, and might be subject to tax penalties.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from the Fund to another fund and then back again after a short period of time.

Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of the Funds’ shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Funds may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing.

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In addition, the Funds may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Funds may be forced to liquidate a portion of its portfolio investments to meet redemption requests as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Similarly, the Funds may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Funds’ performance, and these costs are borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees of the Trust has adopted policies and procedures against market timing and discourages market timing and excessive trading. These policies and procedures apply to all investors in the Funds without exception. If you wish to engage in such practices, we request that you do not purchase shares of the Funds and note that the Funds will not accommodate market timing.

The Trust currently does not impose limits on the frequency or number of exchanges in a given period. However, it is the Trust’s policy to deter market timing by imposing a 2% redemption fee on Fund shares sold or exchanged in less than 60 days of purchase. For more information about the redemption fee, please refer to the section titled, “Redemption Fee.” The Trust reserves the right to modify, withdraw or impose certain limitations at any time with respect to the exchange privilege, or to reject, in whole or in part, any order to purchase shares of the Fund.

While the Trust discourages excessive short-term trading, and applies the policies above on a uniform basis, the Trust cannot always know or reasonably detect such trading, particularly if it is facilitated by Intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of Intermediaries, which cannot necessarily be assured. The Distributor, on behalf of the Funds, has entered into written agreements with the Funds’ Intermediaries. In certain instances when deemed appropriate, the Funds may rely on an Intermediary to apply its market timing procedures to an omnibus account. Upon the request of the Funds, the Intermediary may be instructed to restrict or prohibit further purchases or exchanges of the shares of the Funds by investors deemed to be market timing.

UNDERSTANDING TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences you may incur by investing in the Fund.

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The Funds distribute all or substantially all of their net income and realized gains to shareholders each year. Normally, dividends and capital gains are distributed in October. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Although a Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund reports a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. In addition to federal tax, distributions may be subject to state and local taxes.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 20% on long-term capital gains and on certain qualified dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers: Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualified dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualified dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualified dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund, as well as net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the

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account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. A capital gain or loss is the difference between the cost of your shares held as capital assets and the price you receive when you sell them. If you exchange shares, you may be treated as if you sold them.

Be sure to keep regular account statements; the information they contain will be essential to calculating the amount of your dividends and capital gains. Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain or loss, and if so, the amount of tax to be paid. Recent regulations require the Funds to report to the IRS, and furnish to Fund shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Funds will permit Fund shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable dividends and redemption proceeds payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the SAI. Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

By February 15th of each year, the Funds will send you and the IRS a statement, called a Form 1099, to assist you with your tax preparation.

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UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of your Fund’s net income and any net gains realized on investments.

Your share of a Fund’s income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends, which are taxed at the same rate as ordinary income (except in the case of qualified dividends, which are taxable to individuals at the rates applicable to net realized long-term capital gains).

Generally, each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gains distributions. Long-term capital gains result from sales of securities held for greater than one year and are taxed to individuals at a maximum rate of 20%.

Distributions are subject to these capital gains rates regardless of how long you have held your shares.

INDEX DESCRIPTIONS

Each of the following indexes is unmanaged and cannot be invested in directly. The indexes do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World ex US Index

The MSCI All Country World ex US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.

MSCI Emerging Markets Index

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets.

Russell Midcap Index

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These 800 companies represent approximately 25% of the total market capitalization of the Russell 1000 Index.

S&P 500 Index

The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

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FINANCIAL INFORMATION

These tables summarize the Funds’ financial histories and performance for the past five years, or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you held your shares for the entire period and had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Funds’ prior independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent shareholder report, which is available upon request.

THOMAS WHITE INTERNATIONAL FUND - INVESTOR CLASS • TWWDX
Per Share Operating Performance	Year Ended October 31,
(For a Share Outstanding Throughout the Year)	2013	2012^		2011	2010	2009

Net asset value, beginning of year	$16.55	$15.55		$16.75	$14.50	$11.74

Income from investment operations:

Net investment income[1]	0.26	0.31		0.29	0.20	0.19

Net realized and unrealized gains/(losses)	2.57	0.97		(1.20)	2.25	2.76

Total from investment operations	2.83	1.28		(0.91)	2.45	2.95

Distributions:

From net investment income	(0.22)	(0.28)		(0.29)	(0.20)	(0.19)

Tax return of capital	(0.00)[2]	-------		-------	-------	-------

Change in net asset value for the year	2.61	1.00		(1.20)	2.25	2.76

Net asset value, end of year	$19.16	$16.55		$15.55	$16.75	$14.50

Total return	17.13%	8.25%		(5.42)%	16.88%	25.15%

Ratios/supplemental data

Net assets, end of year (000)	$433,483	$540,118		$478,255	$484,822	$359,704

Ratio to average net assets:

Expenses (net of reimbursement)	1.24%	1.31%	[3]	1.34%	1.38%	1.46%

Expenses (prior to reimbursement)	1.31%	1.37%	[3]	1.34%	1.38%	1.46%

Net investment income (net of reimbursement)	1.43%	1.94%	[3]	1.70%	1.31%	1.80%

Net investment income (prior to reimbursement)	1.36%	1.88%	[3]	1.70%	1.31%	1.80%

Portfolio turnover rate[4]	42%	66%		41%	44%	59%

^ On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Amount is less than $0.005.

(3) Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE INTERNATIONAL FUND - CLASS I • TWWIX
Per Share Operating Performance (For a Share Outstanding Throughout the Period)	Year Ended October 31, 2013	August 31, 2012^ Through October 31, 2012

Net asset value, beginning of period	$16.56	$16.23

Income from investment operations:

Net investment income[1]	0.29	0.07

Net realized and unrealized gains	2.59	0.55

Total from investment operations	2.88	0.62

Distributions:

From net investment income	(0.26)	(0.29)

Tax return of capital	(0.00)[2]	-------

Change in net asset value for the period	2.26	0.33

Net asset value, end of period	$19.18	$16.56

Total return	17.40%	3.83%	[3]

Ratios/Supplemental Data

Net assets, end of period (000)	$453,564	$106,601

Ratio to average net assets:

Expenses (net of reimbursement)	0.99%	0.99%	[4]

Expenses (prior to reimbursement)	1.11%	1.45%	[4]

Net investment income (net of reimbursement)	1.62%	2.47%	[4]

Net investment income (prior to reimbursement)	1.50%	2.01%	[4]

Portfolio turnover rate[5]	42%	66%

^ On August 31, 2012, Class I shares became effective.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Amount is less than $0.005.

(3) Not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE INTERNATIONAL FUND - CLASS A • TWWAX
Per Share Operating Performance (For a Share Outstanding Throughout the Period)	Year Ended October 31, 2013	August 31, 2012^ Through October 31, 2012

Net asset value, beginning of period	$16.56	$16.23

Income from investment operations:

Net investment income[1]	0.24	0.06

Net realized and unrealized gains	2.56	0.56

Total from investment operations	2.80	0.62

Distributions:

From net investment income	(0.23)	(0.29)

Tax return of capital	(0.00)[2]	-------

Change in net asset value for the period	2.57	0.33

Net asset value, end of period	$19.13	$16.56

Total return+	16.93%	3.80%	[3]

Ratios/supplemental data

Net assets, end of period	$220,660	$519

Ratio to average net assets:

Expenses (net of reimbursement)	1.44%	1.49%	[4]

Expenses (prior to reimbursement)	1.44%	1.66%	[4]

Net investment income (net of reimbursement)	1.34%	1.99%	[4]

Net investment income (prior to reimbursement)	1.34%	1.82%	[4]

Portfolio turnover rate[5]	42%	66%

^ On August 31, 2012, Class A shares became effective.

+ Total return does not reflect any sales charge for Class A Shares.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Amount is less than $0.005.

(3) Not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE INTERNATIONAL FUND - CLASS C • TWWCX
Per Share Operating Performance (For a Share Outstanding Throughout the Period)	Year Ended, October 31, 2013	August 31, 2012^ Through October 31, 2012

Net asset value, beginning of period	$16.56	$16.23

Income from investment operations:

Net investment income[1]	0.11	0.06

Net realized and unrealized gains	2.58	0.54

Total from investment operations	2.69	0.60

Distributions:

From net investment income	(0.16)	(0.27)

Tax return of capital	(0.00)[2]	-------

Change in net asset value for the period	2.53	0.33

Net asset value, end of period	$19.09	$16.56

Total return+	16.25%	3.68%	[3]

Ratios/supplemental data

Net assets, end of period	$563,144	$518

Ratio to average net assets:

Expenses (net of reimbursement)	1.99%	1.99%	[4]

Expenses (prior to reimbursement)	2.10%	2.16%	[4]

Net investment income (net of reimbursement)	0.62%	1.47%	[4]

Net investment income (prior to reimbursement)	0.51%	1.30%	[4]

Portfolio turnover rate[5]	42%	66%

^ On August 31, 2012, Class C shares became effective.

+ Total return does not reflect any deferred sales charge for Class C Shares.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Amount is less than $0.005.

(3) Not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE EMERGING MARKETS FUND - INVESTOR CLASS • TWEMX
Per Share Operating Performance (For a Share Outstanding Throughout the Period)	Year Ended October 31,				June 28, 2010* Through October 31,
	2013	2012		2011	2010

Net asset value, beginning of period	$11.21	$10.62		$12.05	$10.00

Income from investment operations:

Net investment income[1]	0.13	0.18		0.17	0.02

Net realized and unrealized gains/(losses)	0.47	0.58		(1.41)	2.05

Total from investment operations	0.60	0.76		(1.24)	2.07

Distributions:

From net investment income	(0.09)	(0.17)		(0.17)	(0.02)

From net realized gains	-------	-------		(0.02)	-------

Total distributions	(0.09)	(0.17)		(0.19)	(0.02)

Change in net asset value for the period	0.51	0.59		(1.43)	2.05

Net asset value, end of period	$11.72	$11.21		$10.62	$12.05

Total return	5.36%	7.21%		(10.26)%	20.71%	[2]

Ratios/supplemental data

Net assets, end of period (000)	$5,703	$29,602		$28,377	$28,199

Ratio to average net assets:

Expenses (net of reimbursement)	1.34%	1.47%	[4]	1.50%	1.50%	[3]

Expenses (prior to reimbursement)	1.63%	1.97%	[4]	1.84%	1.72%	[3]

Net investment income (net of reimbursement)	1.14%	1.61%	[4]	1.43%	0.57%	[3]

Net investment income (prior to reimbursement)	0.85%	1.11%	[4]	1.10%	0.36%	[3]

Portfolio turnover rate[5]	54%	54%		33%	4%

^ On August 31, 2012, the initial class of shares was renamed the Investor Class.

* Commencement of operations.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

(4) Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE EMERGING MARKETS FUND - CLASS I • TWIIX
Per Share Operating Performance (For a Share Outstanding Throughout the Period)	Year Ended October 31, 2013	August 31, 2012^ Through October 31, 2012

Net asset value, beginning of period	$11.21	$10.80

Income from investment operations:

Net investment income[1]	0.13	0.04

Net realized and unrealized gains	0.48	0.55

Total from investment operations	0.61	0.59

Distributions from net investment income	(0.09)	(0.18)

Change in net asset value for the period	0.52	0.41

Net asset value, end of period	$11.73	$11.21

Total return	5.48%	5.47%	[2]

Ratios/supplemental data

Net assets, end of period (000)	$34,733	$956

Ratio to average net assets:

Expenses (net of reimbursement)	1.09%	1.09%	[3]

Expenses (prior to reimbursement)	1.66%	3.31%	[3]

Net investment income (net of reimbursement)	1.15%	1.68%	[3]

Net investment income loss (prior to reimbursement)	0.58%	(0.54)%[3]

Portfolio turnover rate[4]	54%	54%

^ On August 31, 2012, Class I shares became effective.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE EMERGING MARKETS FUND - CLASS A • TWIAX
Per Share Operating Performance (For a Share Outstanding Throughout the Period)	Year Ended, October 31, 2013	August 31, 2012^ Through October 31, 2012

Net asset value, beginning of period	$11.20	$10.80

Income from investment operations:

Net investment income[1]	0.10	0.03

Net realized and unrealized gains	0.47	0.55

Total from investment operations	0.57	0.58

Distributions from net investment income	(0.09)	(0.18)

Change in net asset value for the period	0.48	0.40

Net asset value, end of period	$11.68	$11.20

Total return+	5.07%	5.35%	[2]

Ratios/supplemental data

Net assets, end of period	$87,911	$527

Ratio to average net assets:

Expenses (net of reimbursement)	1.59%	1.59%	[3]

Expenses (prior to reimbursement)	1.77%	2.32%	[3]

Net investment income (net of reimbursement)	0.89%	1.19%	[3]

Net investment income (prior to reimbursement)	0.71%	0.46%	[3]

Portfolio turnover rate[4]	54%	54%

^ On August 31, 2012, Class A shares became effective.

+ Total return does not reflect any sales charge for Class A Shares.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE EMERGING MARKETS FUND - CLASS C • TWICX
Per Share Operating Performance (For a Share Outstanding Throughout the Period)	Year Ended October 31, 2013	August 31, 2012^ Through October 31, 2012

Net asset value, beginning of period	$11.21	$10.80

Income from investment operations:

Net investment income[1]	0.03	0.02

Net realized and unrealized gains	0.48	0.55

Total from investment operations	0.51	0.57

Distributions from net investment income	-------	(0.16)

Change in net asset value for the period	0.51	0.41

Net asset value, end of period	$11.72	$11.21

Total return+	4.55%	5.32%	[2]

Ratios/supplemental data

Net assets, end of period	$547	$526

Ratio to average net assets:

Expenses (net of reimbursement)	2.09%	2.09%	[3]

Expenses (prior to reimbursement)	2.29%	2.85%	[3]

Net investment income (net of reimbursement)	0.23%	0.67%	[3]

Net investment income (loss) (prior to reimbursement)	0.03%	(0.09)%[3]

Portfolio turnover rate[4]	54%	54%

^ On August 31, 2012, Class C shares became effective.

+ Total return does not reflect any deferred sales charge for Class C Shares.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND – INVESTOR CLASS • TWAOX
Per Share Operating Performance	Year Ended October 31,
(For a Share Outstanding Throughout the Year)	2013	2012^		2011	2010	2009

Net asset value, beginning of year	$13.28	$12.81		$12.53	$10.25	$10.01

Income from investment operations:

Net investment income	0.11	0.11		0.13	0.09	0.08

Net realized and unrealized gains	3.68	0.94		0.78	2.28	0.28

Total from investment operations	3.79	1.05		0.91	2.37	0.36

Distributions:

From net investment income	(0.09)	(0.09)		(0.13)	(0.09)	(0.08)

From net realized gains	(1.85)	(0.49)		(0.50)	-------	-------

Tax return of capital	(0.01)	-------		-------	-------	(0.04)

Total distributions	(1.95)	(0.58)		(0.63)	(0.09)	(0.12)

Change in net asset value for the year	1.84	0.47		0.28	2.28	0.24

Net asset value, end of year	$15.12	$13.28		$12.81	$12.53	$10.25

Total return	28.52%	8.21%		7.36%	23.13%	3.62% [1]

Ratios/supplemental data

Net assets, end of year (000)	$29,138	$22,870		$21,072	$21,547	$17,713

Ratio to average net assets:

Expenses (net of reimbursement/recoupment)	1.34%	1.35%	[2]	1.35%	1.35%	1.35%

Expenses (prior to reimbursement/recoupment)	1.31%	1.50%	[2]	1.39%	1.57%	1.74%

Net investment income (net of reimbursement/recoupment)	0.75%	0.73%	[2]	1.02%	0.75%	1.16%

Net investment income (prior to reimbursement/recoupment)	0.78%	0.58%	[2]	0.97%	0.53%	0.90%

Portfolio turnover rate	60%	44%		66%	53%	83%

^ On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1) Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.056% and $0.01, respectively.

(2) Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

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Advisor

Thomas White International, Ltd.

Chicago, IL

Distributor

Quasar Distributors, LLC

Milwaukee, WI

Custodians

U.S. Bank National Association

Milwaukee, WI

The Northern Trust Company

Chicago, IL

Administrator, Accounting Agent and Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, WI

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Philadelphia, PA

Legal Counsel

Dechert LLP

Washington, DC

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CONTACTING THE THOMAS WHITE FUNDS

PHONE 1-800-811-0535

The following documents are available for free, upon request, and provide further information on the Funds:

•	Annual/Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a letter to shareholders from the Fund manager and a discussion of the market conditions and investment strategies that impacted the Funds’ performance during the period covered, as well as a list of the Funds’ investments.

•	Statement of Additional Information (SAI)

The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated into this prospectus by reference. You may obtain copies of these documents without charge, request other information about the Funds or make inquiries about the Funds by calling the telephone number above.

E-MAIL

Send your request to the Funds at info@thomaswhite.com. You may also obtain copies of Fund documents, after paying a duplicating fee, by sending a request to publicinfo@sec.gov.

ON THE INTERNET

Fund documents can be viewed online or downloaded from two Internet websites:

Thomas White Funds: www.thomaswhitefunds.com

The Securities and Exchange Commission: www.sec.gov

BY MAIL

Thomas White Funds

440 South LaSalle Street

Suite 3900

Chicago, IL 60605

You can also obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090 for more information) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102.

Investment Company Act File No. 811-08348

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL FUND

CLASS A: TWWAX     CLASS C: TWWCX    INVESTOR CLASS: TWWDX     CLASS I: TWWIX

THOMAS WHITE EMERGING MARKETS FUND

CLASS A: TWIAX     CLASS C: TWICX    INVESTOR CLASS: TWEMX     CLASS I: TWIIX

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

INVESTOR CLASS: TWAOX

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2014

This Statement of Additional Information dated March 1, 2014 is not a Prospectus. It should be read in conjunction with the Prospectus of the Thomas White International Fund, Thomas White Emerging Markets Fund, and Thomas White American Opportunities Fund dated March 1, 2014, which may be obtained without charge upon request to:

THOMAS WHITE FUNDS FAMILY

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701,

Milwaukee, Wisconsin 53201

Telephone: 1-800-811-0535

This Statement of Additional Information incorporates by reference financial statements of the Funds from the Funds’ most recent annual and semi-annual reports to shareholders. You can obtain a copy of this report by calling 1-800-811-0535.

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ii

GENERAL INFORMATION AND HISTORY

The Thomas White International Fund (“International Fund”), Thomas White Emerging Markets Fund (“Emerging Markets Fund”) and Thomas White American Opportunities Fund (“American Opportunities Fund”) (together, the “Funds”) are each diversified series of Lord Asset Management Trust (the “Trust”), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a Delaware statutory trust organized on February 9, 1994. The Funds are the Trust’s only series of shares and are advised by Thomas White International, Ltd. (the “Advisor” or “TWI”), an investment adviser registered with the Securities and Exchange Commission (“SEC”).

INVESTMENT OBJECTIVES AND POLICIES

Each Fund’s principal investment strategies and the risks associated with the same are described in the “Fund Summary” and “More Information about the Funds” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

Repurchase Agreements

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. The repurchase price will reflect an agreed upon rate of interest not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price plus accrued interest. The Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. However, if the seller should default on its obligation to repurchase the underlying security, the Funds may experience delay or difficulty in exercising their rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security. The Funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees (the “Board”), i.e., banks or broker-dealers which have been determined by the Advisor to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction. Although the Funds may enter into repurchase agreements without limitation, they have no present intention of doing so.

Loans of Portfolio Securities

Each Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets (including collateral received with respect to loans of portfolio securities). Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Funds may terminate the loans at any time and obtain the return of the securities loaned. The Funds will continue to receive any interest or dividends paid on the loaned securities. The Funds will continue to be able to exercise voting rights with respect to the securities by recalling the securities in order to regain the right to vote the securities. In the event that the borrower defaults on its obligations to return borrowed securities, because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Temporary Investments and Cash Management

The Funds may, because of adverse market conditions, decide to take a temporary defensive position. Each Fund may invest up to 100% of its total assets in the following instruments:

1.

Short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by either the U.S. Government or the governments of foreign countries or their agencies;

2.	Finance company and corporate commercial paper;
3.	Demand notes;
4.	Other short-term obligations;
5.	Obligations of banks (including certificates of deposit, time deposits and bankers’ acceptances);
6.	Repurchase agreements with banks and broker-dealers with respect to the above listed securities; or
7.	Cash or cash equivalents.

The Funds may also invest in such instruments for purposes of cash management.

Debt Securities

Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

The Funds may invest in debt securities which are rated in any rating category by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s Ratings Services (“S&P”), or which are not rated by Moody’s or S&P. With respect to the International Fund and American Opportunities Fund only, as an operating policy, which may be changed without shareholder approval, each Fund will not invest or hold more than 5% of its net assets in debt securities rated Baa or lower by Moody’s or BBB or lower by S&P or, if unrated, are of equivalent investment quality as determined by the Advisor. Such securities are not considered to be “investment grade” and are sometimes referred to as “junk bonds.” The Board may consider a change in this operating policy on behalf of the International Fund and American Opportunities Fund if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower-quality debt securities would be consistent with the interests of a Fund and its shareholders. High risk, lower-quality debt securities are considered to be speculative with respect to the issuer’s ability to pay interest and repay principal.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds’ net asset values.

Although they may offer higher yields than do higher rated securities, low-rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds’ ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds’ shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business recession.

The Funds may accrue and report interest on bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security’s maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Funds must distribute substantially all of their net income to shareholders (see “Tax Status”). Thus, the Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

Futures Contracts

The Funds may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

When a Fund enters into a futures contract, it must make an initial deposit, known as “initial margin,” as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as “variation margin,” to cover any additional obligation it may have under the contract. In addition, at the time a Fund purchases a futures contract, an amount of cash, or liquid securities equal to the market value of the contract will be deposited in a segregated account with the Fund’s custodian. When selling a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association on behalf of the Funds and the Advisor, the

Funds and the Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. If a Fund were subject to registration or regulation under the Commodity Exchange Act, it may be subject to additional compliance and other expenses.

The risks involved in futures transactions include those relating to a Fund’s ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures on the one hand and movements in the prices of the securities being hedged or of the underlying security, currency or index on the other. Successful use of futures by the Funds for hedging purposes also depends upon the Advisor’s ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

Options on Securities, Indices and Futures

The Funds may write (i.e., sell) covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is “covered.” A call option on a security or futures contract written by a Fund is “covered” if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolios. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is “covered” if a Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Each Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Each Fund will cover put options on securities indices that it writes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, that Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Funds may also purchase put options to hedge their investments against a decline in value. By purchasing a put option, the Funds will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Funds’ investments does not decline as anticipated, or if the value of the option does not increase, their loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Funds’ security holdings being hedged.

The Funds may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that they anticipate purchasing in the future. Similarly, the Funds may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Funds hold uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Funds will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security or a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, that Fund might be unable to exercise an option it has purchased. Trading also may be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Except to the extent that a call option on a security or securities index written by a Fund is covered by an option on the same security or index purchased by that Fund, movements in the security or index may result in a loss to that Fund. However, such losses may be mitigated by changes in the value of that Fund’s securities during the period the option was outstanding.

Although the Funds may be able to offset to some extent any adverse effects of being unable to liquidate an option position, they may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by each Fund, as well as the cover for options written by each Fund are considered not readily marketable and are subject to each Fund’s limitation on investments in securities that are not readily marketable. See “Investment Objectives and Policies – Investment Restrictions.”

Foreign Currency Hedging Transactions

In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when a Fund converts assets from one currency to another.

The Funds may enter into forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. A Fund generally will not enter into a forward contract with a term of greater than one year. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” A Fund may cross-hedge with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Advisor may aggregate those positions as to the currency being hedged. Because in connection with each Fund’s forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds’ ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not engaged in such contracts.

A Fund has no limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, as long as the amount of assets set aside to cover forward contracts would not impede portfolio management or the Fund’s ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

The Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Funds’ portfolio securities or adversely affect the prices of securities that the Funds intend to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Advisor to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Depositary Receipts

American Depositary Receipts (“ADRs”) are Depositary Receipts typically issued by a U.S. bank or trust company which allow indirect ownership of securities issued by foreign corporations. Receipts are generally composed of one or more shares of an underlying security. European Depositary Receipts and Global Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

Depositary Receipts may involve many of the risks of other investments in foreign securities. For purposes of the Funds’ investment policies, the Funds’ investments in Depositary Receipts (other than ADRs) will be deemed to be investments in the underlying securities.

Foreign Market Risks

Each Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations, particularly those with developing markets. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Funds’ receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence of a capital market structure or market-oriented economy. The risks also include the possibility that favorable economic developments in developing economies may be slowed or reversed by unanticipated political or social events in such countries. For example, the governments of a number of countries have in the past expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments they have made in the affected countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds’ shareholders. Also, some countries may adopt policies, which would prevent the Funds from transferring cash out of the country, or withhold portions of interest and dividends at the source.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policies of the Funds, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Funds.

The exercise of these flexible policies may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, any losses resulting from the holding of the Funds’ portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.

Brady Bonds

The Funds may invest a portion of their assets in certain debt obligations customarily referred to as “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. If securities that were liquid at the time of purchase subsequently become illiquid and result in a Fund holding illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. A Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

Each Fund may also invest in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold (i) in private placement transactions between their issuers and their purchasers, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “1933 Act”). As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Funds or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Funds’ illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined to be liquid are not subject to the 15% limitation on investments in illiquid securities.

Other Investment Companies

To the extent permitted by applicable law, or any exemption from or interpretation thereof, and the Funds’ investment restrictions (described below), each Fund may invest its assets in securities of other investment companies, or in pooled accounts or other investment vehicles. Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such circumstances unless, in the judgment of TWI, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time a Fund would continue to pay its own management fees and other expenses.

Borrowing

Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. This means that each Fund must maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund would be required to sell some of its portfolio holdings within three days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing is a form of leverage, which generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund’s net asset value. Borrowings will be subject to interest and other costs.

Investment Restrictions

Each Fund has imposed upon itself certain investment restrictions which, together with their investment objective, are fundamental policies except as otherwise indicated. No changes in a Fund’s investment objective or these investment restrictions can be made without the approval of the Fund’s shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the shares of the Fund present at a shareholders’ meeting at which more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

In accordance with these restrictions, a Fund will not:

1.	Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); with respect to the International Fund and American Opportunities Fund only, invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund’s Prospectus).

2.

Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund’s total assets (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3.

Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

4.

Loan money, except that the Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5.	Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6.

Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7.	Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an “industry” with respect to securities issued by it.

8.

Participate on a joint or a joint and several basis in any trading account in securities. (See “Brokerage Allocation-Trading Policies” as to transactions in the same securities for the Funds and/or other clients with the same adviser.)

9.	Invest in physical commodities.

The following interpretations apply to, but are not a part of, the Funds’ fundamental restrictions (and therefore may be modified by a Fund’s Board without the approval of the Fund’s shareholders):

If a Fund receives from an issuer of securities held by that Fund subscription rights to purchase securities of that issuer, and if that Fund exercises such subscription rights at a time when that Fund’s portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, that Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

With respect to Investment Restriction 5 above, the Funds will not purchase securities while its borrowing exceeds 5% of its total assets.

Except with respect to Investment Restriction 6 above (and Additional Restriction 2 below), whenever any investment policy or investment restriction states a maximum percentage of a Fund’s assets, which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Funds’ acquisition of such security or property. Any change in the percentage of a Fund’s assets committed to certain securities or investment techniques resulting from market fluctuations or other changes in the Fund’s total assets may warrant corrective action by the Advisor, such as selling or closing out the investment in a manner intended to minimize market or tax consequences to the Fund. The values of the Funds’ assets are calculated as described in its Prospectus.

With respect to Investment Restriction 6 above, the Funds will not mortgage, pledge or hypothecate its assets in an amount exceeding one-third of the value of its total assets.

Additional Restrictions

The International Fund and American Opportunities Fund have adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1.	Purchase more than 10% of a company’s outstanding voting securities.

2.

Invest more than 15% of the Fund’s net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Funds), including no more than 10% of their total assets in restricted securities. Rule 144A securities determined by the Board to be liquid are not subject to the limitation on investment in illiquid securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Trust to protect the confidentiality of the Funds’ portfolio holdings and prevent the selective disclosure of non-public information about those portfolio holdings. The Funds’ service providers, to which a Fund may disclose non-public information about its portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with the Trust’s policies.

The Trust or its duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of portfolio holdings is required or authorized, provided that the information, or information regarding each Fund’s portfolio holdings from which the information is derived, has been publicly disclosed (via the Funds’ website or otherwise): (1) top ten holdings and the total percentage of the Fund’s assets such aggregate holdings represent; (2) sector information and the total percentage of the Fund’s assets held in each sector; and (3) any other analytical data that does not identify any specific portfolio holding. The Trust or its duly authorized service providers may publicly disclose holdings of the Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Funds’ completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

The Funds may, from time to time, disclose portfolio holdings information prior to the public disclosure of such information. For example, there are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.

Any non-public information concerning the Funds’ portfolio holdings is subject to the following conditions:

(1)

Any disclosure of the Funds’ securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds’ shareholders, and neither the Funds nor the Funds’ investment adviser receives compensation in connection with the disclosure of portfolio holdings. In making such a determination, the Trust’s Chief Compliance Officer (“CCO”), subject to the oversight of the Board, must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure;

(2)

the recipient of the non-public portfolio holdings information has agreed to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(3)

the recipient signs a written confidentiality agreement to this effect. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with these Disclosure Policies. Any confidentiality agreement must be in form and substance acceptable to the Trust’s legal counsel and CCO. At a minimum, subject to such deviations as are reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, such confidentially agreement should generally provide that:

(a)

the portfolio information is the confidential property of the Funds (and their service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

(b)	the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are

(i)	authorized to have access to the portfolio information and

(ii)	subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(c)	upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and

(d)	portfolio information may be deemed to no longer be confidential if

(i)	it is already known to the recipient prior to disclosure by the Funds;

(ii)	it becomes publicly known without breach of the confidentiality agreement by the recipient;

(iii)	it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject; or

(iv)	it is authorized by the Funds or their agents to be disclosed.

The policies may not be waived, or exceptions be made, without the consent of the CCO, suject to the conditions above for non-public disclosure of portfolio holdings. Notwithstanding anything in the Trust’s procedures to the contrary, the Board and CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Pursuant to the procedures, the Funds’ portfolio holdings may be disclosed in certain circumstances that the Board has determined do not pose a risk of abuse of the Funds or their shareholders. For example, the trading desks of the Funds’ Advisor may periodically distribute lists of applicable investments held by its clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research (although the Advisory presently does not distribute or intend to distribute such information). The Funds’ Advisor may periodically distribute a list of the issuers and securities which are covered by its research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. However, in no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Each violation of these policies must be reported to the CCO. If the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Board, as required by Rule 38a-1.

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders of each Fund. The Trustees are experienced executives and professionals who normally meet each quarter to oversee the activities of the Trust and the Funds. A majority of Trustees are not considered to be “interested persons” of the Trust as that term is defined in the 1940 Act (“Independent Trustees”).

The name, principal occupation during the past five years and other information with respect to each of the Trustees and officers of the Trust are as follows:

Name, Address and Age	Position held with Trust	Term of Office+ and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Thomas S. White, Jr.* 440 S. LaSalle Street Suite 3900 Chicago, IL 60605 Age: 70	Trustee, Chairman	19 years	Chairman and President of Thomas White International, Ltd. (since 1992).	3	None

Name, Address and Age	Position held with Trust	Term of Office+ and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

James N. Bay, Jr. c/o Thomas White International, Ltd. 440 S. LaSalle Street Suite 3900 Chicago, IL 60605 Age: 63	Trustee	7 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	3	None

Elizabeth Montgomery c/o Thomas White International, Ltd. 440 S. LaSalle Street Suite 3900 Chicago, IL 60605 Age: 70	Trustee	12 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W. Thomas c/o Thomas White International, Ltd. 440 S. LaSalle Street Suite 3900 Chicago, IL 60605 Age: 68	Trustee	7 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

John N. Venson 440 S. LaSalle Street Suite 3900 Chicago, IL 60605 Age: 66	Trustee	19 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine.	3	None

Name, Address and Age	Position held with Trust	Term of Office+ and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust who are not Trustees

J. Ryan Conner 440 S. LaSalle Street Suite 3900 Chicago, IL 60605, Age: 33	Secretary and Chief Compliance Officer	3 years	Vice President, Thomas White International, Ltd. (financial services) (since 2008). Business Analyst and Project Manager, Computershare (financial services) (2003-2008)	N/A	N/A

David M. Sullivan II 440 S. LaSalle Street Suite 3900 Chicago, IL 60605, Age: 41	Vice President and Treasurer	13 years	Treasurer of the Thomas White Funds (since 2000); Senior Vice President of Thomas White International, Ltd. (since 1994).	N/A	N/A

Stathy White 440 S. LaSalle Street Suite 3900 Chicago, IL 60605, Age: 58	President	3 years	Executive Vice President of Thomas White International, Ltd. (since 2003).	N/A	N/A

+

The Trustees serve indefinitely until their death, resignation or removal. The President, Treasurer and Secretary of the Trust each hold office until his or her successor is duly elected and qualified; all other officers hold office at the pleasure of the Trustees.

*	Mr. White may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, by virtue of his position with TWI.

Board Leadership Structure

Mr. Thomas S. White, Jr. serves as the Chairman of the Board and in this capacity he presides at all meetings of the Trustees, is responsible for the administration of the Trust and oversees the functioning of the Board’s activities. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Trust Instrument and By-Laws, the designation of Chairman does not impose on Mr. White any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. Mr. White is an interested person of the Trust (as such term is defined in the 1940 Act) based upon his status as the President of the Advisor. The Board of Trustees has taken into consideration the fact that Mr. White is an interested person of the Trust with respect to their selection of Mr. White to serve as the Chairman of the Board of the Trust and the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders because an interested Chairman has a personal as well as a professional stake in the management of the Trust. The majority of the Board is comprised of Independent Trustees and the Board believes that by maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent action and oversight. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board during which they review matters relating to their independent oversight of the Trust. The Independent Trustees have determined that because they comprise a majority of the Board, they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

The Board has designated various standing committees, as further discussed below, each of which has a Chairman who is an Independent Trustee. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

Trustee Qualifications

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

James N. Bay – As a corporate officer of several privately held operating companies, Mr. Bay has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution.

Elizabeth Montgomery – As a private investor and former management consultant, Ms. Montgomery has experience with a variety of business and financial matters. She also has experience as a longstanding member of the Board.

Robert W. Thomas – As president of an operating company, Mr. Thomas has experience with a variety of financial, management, regulatory and operational issues. In addition, Mr. Thomas also serves as Chairman of the Trust’s Audit Committee.

John N. Venson – Through his prior position as an officer of TWI, the investment adviser to the Fund, Dr. Venson has experience in the management and operation of registered investment companies. Dr. Venson also has experience with business and management matters as a result of his service as the Chief Operating Officer of a private entity. He also has management experience through his current position as Dean & Chief Academic Officer of the California School of Podiatric Medicine. In addition, he also has experience as a longstanding member of the Board.

Thomas S. White, Jr. – Through his positions as President and Chairman of TWI, the investment adviser to the Fund and a firm which he founded in 1992, Mr. White has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. White also has extensive prior experience in the financial services industry developed prior to his founding of TWI in 1992. In addition, he also has experience as a longstanding member of the Board.

Board Oversight of Risk Management

Each Fund is subject to various risks including, among others, investment, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of the Advisor, and other service providers who carry out the Fund’s investment management and business affairs. The Advisor and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee. Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Advisor, the Funds’ CCO and from legal counsel to the Trust. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with each Fund’s compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of a Fund’s compliance policies and procedures and how these procedures are designed to mitigate risk. In addition, as part of the Board’s periodic review of a Fund’s advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

Board Committees

The Board has an Audit Committee, Nominating Committee and a Valuation Committee. The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The members of the Audit Committee include all of the Board’s Independent Trustees, currently, Messrs. Bay, Thomas and Venson and Ms. Montgomery. During the fiscal year ended October 31, 2013, the Audit Committee held 3 meetings.

The purpose of the Nominating Committee is to evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board. The members of the Nominating Committee include all of the Board’s Independent Trustees, currently, Messrs. Bay, Thomas and Venson and Ms. Montgomery. The Nominating Committee did not meet during the fiscal year ended October 31, 2013.

The Board has delegated day-to-day valuation issues to the Valuation Committee. The function of the Valuation Committee is to value securities held by any of the Funds for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The members of the Nominating Committee include all of the Board’s Independent Trustees, currently, Messrs. Bay, Thomas and Venson and Ms. Montgomery. The Valuation Committee meets quarterly and also on an as needed basis when deemed necessary in order to value a security requiring a fair valuation by the Committee. Because the Valuation Committee was established in September 2013, the Valuation Committee did not meet during the fiscal year ended October 31, 2013.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned beneficially by each Trustee in the Funds, as of December 31, 2013, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Thomas S. White, Jr.	International Fund - Over $100,000 Emerging Markets Fund - Over $100,000 American Opportunities Fund - Over $100,000	Over $100,000
Independent Trustees
James N. Bay, Jr.	International Fund - $10,001-$50,000 Emerging Markets Fund - $10,001-$50,000 American Opportunities Fund - $1-$10,000	$10,001-$50,000

Elizabeth Montgomery	International Fund - Over $100,000 Emerging Markets Fund - Over $100,000 American Opportunities Fund - $10,001-$50,000	Over $100,000

Robert W. Thomas	International Fund - $50,001-$100,000 Emerging Markets Fund - $10,001-$50,000 American Opportunities Fund - $10,001-$50,000	Over $100,000

John N. Venson	International Fund - $10,001-$50,000 Emerging Markets Fund - $1-$10,000 American Opportunities Fund - $10,001- $50,000	$10,001-$50,000

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the Advisor or its affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with: (a) the Funds; (b) an officer of the Funds; (c) an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser as the Funds or having an investment adviser that directly or indirectly controls, is controlled by, or is under common control with the Advisor; (d) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser as the Funds or having an investment adviser that directly or indirectly controls, is controlled by, or is under common control with the Advisor; (e) the Advisor, (f) an officer of the Advisor; (g) a person directly or indirectly controlling, controlled by, or under common control with the Advisor; or (h) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor of the Funds.

Board Compensation

The Trust pays each Trustee of the Trust who is not an officer or employee of the Advisor a fee of $4,000 for each Board of Trustees meeting and a $10,000 annual retainer. The $10,000 annual retainer is distributed exclusively in shares of the Funds as directed by each Trustee. Prior to February 25, 2013, there was a different compensation structure. Neither the Trust nor the Funds maintain any pension or retirement plans, and no pension or retirement benefits are accrued as Trust or Fund expenses. For the fiscal year ended October 31, 2013, the Trust paid the following compensation to the current Trustees of the Trust:

	Aggregate Compensation	Pension or Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Thomas S. White, Jr.	$0	$0	$0	$0
John N. Venson	$26,000	$0	$0	$26,000
James N. Bay, Jr.	$26,000	$0	$0	$26,000
Robert W. Thomas	$26,000	$0	$0	$26,000
Elizabeth Montgomery	$26,000	$0	$0	$26,000

PRINCIPAL SHAREHOLDERS

As of January 31, 2014, shareholders who owned, beneficially or of the record, 5% or more of the outstanding shares of any Class of shares of the Funds are listed below:

Fund	Name and Address of Owner	Number of Shares Owned	Percent of Fund*
Thomas White International Fund (Class A)	Robert W Baird & Co., Inc. 777 East Wisconsin Ave. Milwaukee, WI 53202	10,115.869	71.5%

	Pershing LLC PO Box 2052 Jersey City, NJ 07303	2,303.594	16.3%

Fund	Name and Address of Owner	Number of Shares Owned	Percent of Fund*
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246	1,289.745	9.1%

Thomas White International Fund (Class C)	Robert W Baird & Co., Inc. 777 East Wisconsin Ave. Milwaukee, WI 53202	28,394.191	90.0%
	Raymond James 880 Carillon Pkwy St. Petersburg, FL 33716	1,825.624	5.8%

Thomas White International Fund (Investor Class)	Charles Schwab and Co. 101 Montgomery St. San Francisco, CA 94104	9,867,844.058	49.6%
	National Financial Services Corp. 200 Liberty St. 5th floor New York, NY 10281	7,529,338.273	37.9%

Thomas White International Fund (Class I)	National Financial Services Corp. 200 Liberty St. 5th floor New York, NY 10281	13,974,968.723	57.2%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246	7,474,216.393	30.6%

Thomas White Emerging Markets Fund (Class A)	UBS Financial Services Inc. 1000 Harbor Blvd Weehawken, NJ 07086	6,744.206	89.6%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	737.705	9.8%

Thomas White Emerging Markets Fund (Class C)	Thomas S. White Jr. 440 South LaSalle Street Chicago, IL 60605	46.441	100.0%

Fund	Name and Address of Owner	Number of Shares Owned	Percent of Fund*
Thomas White Emerging Markets Fund (Investor Class)	Thomas White International, Ltd. 440 S LaSalle St, Ste 3900 Chicago, IL 60605	245,209.552	54.4%
	Catherine Manos Trust 342 Gatesby Rd Riverside, IL 60546	71,114.339	15.8%
	Thomas S. White Jr. 440 South LaSalle Street Chicago, IL 60605	62,945.239	14.0%

Thomas White Emerging Markets Fund (Class I)	Wells Fargo Bank PO Box 1533 Minneapolis, MN 55480	2,136,980.905	33.4%
	John Wm. Galbraith P.O. Box 105870 Atlanta, GA 30348	1,044,287.096	16.3%
	Rosemary Galbraith P.O. Box 105870 Atlanta, GA 30348	1,044,287.096	16.3%
	National Financial Services Corp. 200 Liberty St. 5th floor New York, NY 10281	987,766.208	15.4%
	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	799,373.862	12.5%

Thomas White American Opportunities Fund (Investor Class)	John Wm. Galbraith P.O. Box 105870 Atlanta, GA 30348	589,742.092	30.6%
	Rosemary Galbraith P.O. Box 105870 Atlanta, GA 30348	589,737.356	30.6%

Fund	Name and Address of Owner	Number of Shares Owned	Percent of Fund*
	University of Dubuque 2000 University Ave Dubuque, IA 52001	309,873.075	16.1%
	Catherine Manos Trust 342 Gatesby Rd Riverside, IL 60546	106,763.802	5.5%
*

A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

As of January 31, 2014, the Trustees and officers of the Trust as a group owned 100% and 14.2% of the Class C and Investor Class shares, respectively, of the Emerging Markets Fund; 5.3% of the Investor Class shares of the American Opportunities Fund, and less than 1% of the other classes of shares available for purchase in the Funds.

INVESTMENT MANAGEMENT SERVICES

Investment Management Agreement

The Advisor of the Funds is Thomas White International, Ltd., (the “Advisor” or “TWI”), an Illinois corporation with offices in Chicago, Illinois. Each Investment Management Agreement between the Advisor and the Trust, on behalf of a Fund, after an initial two-year term, continues from year to year, subject to approval annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreements require the Advisor to furnish the Funds with investment research and advice. In so doing, without cost to the Funds, the Advisor may receive certain research services described below. The Advisor is not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. It is currently expected that these expenses will be borne by the Funds, although certain of these expenses may be borne by the Advisor. In addition, the Advisor may pay, out of its own assets and at no cost to the Funds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Funds’ shares. For the fiscal year ended October 31, 2013, the Advisor paid broker-dealers and other intermediaries out of its own assets for costs associated with these administrative and distribution services, approximately $1,576,592 on behalf of the International Fund, or 0.20% of the Fund’s average daily net assets, approximately $25,782 on behalf of the Emerging Markets Fund, or 0.08% of the Fund’s average daily net assets, and approximately $3,553 on behalf of the American Opportunities Fund, or 0.01% of the Fund’s average daily net assets.

Specifically, the Advisor paid the indicated amounts to the following recipients during the Funds’ last fiscal year:

Broker-Dealer or Other Intermediary	Amount
Schwab	$726,430
Fidelity	$556,214
Merrill Lynch	$165,764
TD Ameritrade	$56,367
Pershing	$55,923
E-Trade	$15,742
Vanguard	$7,094
UBS	$6,604
Robert W. Baird	$5,193
Morgan Keegan	$3,404
Raymond James	$2,641
Mid Atlantic	$1,757
Wyoming Financial	$1,706
Wells Fargo	$1,089

Investors may be able to obtain more information about these payments and services from their brokers and other financial intermediaries and should so inquire if they would like additional information.

The Investment Management Agreements provide that the Advisor will select brokers and dealers for execution of the Funds’ portfolio transactions consistent with the Trust’s brokerage policies (see “Brokerage Allocation”). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Advisor and other investment advisory clients of the Advisor, as well as the Funds, the value of such services is indeterminable and the Advisor’s fee is not reduced by any offset arrangement by reason thereof.

When the Advisor determines to buy or sell the same securities for the Funds that the Advisor has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Advisor, with approval by the Board, to be impartial and fair, in order to seek good results for all parties (see “Brokerage Allocation-Trading Policies”). Records of securities transactions of persons who know when orders are placed by the Funds are available for inspection at least four times annually by the CCO so that the Independent Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

The Investment Management Agreements further provide that the Advisor shall have no liability to the Trust, the Funds or any shareholder of the Funds for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Advisor of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Funds’ assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Advisor’s part or reckless disregard of its duties under the Investment Management Agreements. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty on 60 days’ written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding Shares of the Funds (as defined by the 1940 Act).

The Trust uses the names “Lord Asset Management” and “Thomas White” in the names of the Trust and the Funds, respectively, by license from the Advisor and would be required to stop using those names if Thomas White International, Ltd., ceased to be the Advisor of the Funds. The Advisor has the right to use those names in connection with other enterprises, including other investment companies.

Management Fees

For its services, effective August 31, 2012, each Fund pays the Advisor a monthly fee at the rate of 0.85% annually of the Fund’s average daily net assets. Prior to that date, each Fund paid the Advisor a monthly fee at the rate of 1.00% annually of the Fund’s average daily net assets. The following chart indicates the aggregate investment advisory fees for each Fund for the fiscal years ended October 31, 2013, 2012 and 2011:

	Advisory Fees Incurred	Waived Fees and/or Expenses Reimbursed by Advisor	Recouped Fees and Expenses to Advisor	Net Fees Paid to the Advisor
The International Fund
Year Ended October 31, 2013	$6,588,545	$657,297	$0	$5,931,248
Year Ended October 31, 2012	$5,512,186	$422,903	$0	$5,089,283
Year Ended October 31, 2011	$5,224,876	$0	$0	$5,224,876

The Emerging Markets Fund
Year Ended October 31, 2013	$286,403	$174,147	$0	$112,256
Year Ended October 31, 2012	$283,276	$145,520	$0	$137,756
Year Ended October 31, 2011	$307,607	$102,297	$0	$205,310

The American Opportunities Fund
Year Ended October 31, 2013	$221,874	$0	$9,205	$231,079
Year Ended October 31, 2012	$218,298	$34,182	$0	$184,116
Year Ended October 31, 2011	$226,514	$8,058	$0	$218,456

The Advisor has agreed to reimburse the Funds through February 28, 2015 to the extent that: the total operating expenses of the American Opportunities Fund’s Investor Class exceed (as a percentage of average daily net assets) 1.34%; the total operating expenses of the International Fund’s Class A, Class C, Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.49%, 1.99%, 1.24% and 0.99%, respectively; and the total operating expenses of the Emerging Markets Fund’s Class A, Class C, Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.59%, 2.09%, 1.34% and 1.09%, respectively.

Each Fund has agreed to repay the Advisor for fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent that such repayment would not cause the expenses of the Fund to exceed the established limit. As of October 31, 2013, the Funds had the following amounts subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
International Fund	Investor Class	2012	2015	$352,201
International Fund	Investor Class	2013	2016	$304,097
International Fund	Class I	2012	2015	$70,702
International Fund	Class I	2013	2016	$352,884
International Fund	Class C	2013	2016	$316
Emerging Markets Fund	Investor Class	2011	2014	$102,297
Emerging Markets Fund	Investor Class	2012	2015	$144,622
Emerging Markets Fund	Investor Class	2013	2016	$16,309
Emerging Markets Fund	Class I	2012	2015	$896
Emerging Markets Fund	Class I	2013	2016	$157,801
Emerging Markets Fund	Class A	2012	2015	$1
Emerging Markets Fund	Class A	2013	2016	$36
Emerging Markets Fund	Class C	2012	2015	$1
Emerging Markets Fund	Class C	2013	2016	$1
American Opportunities Fund	Investor Class	2012	2015	$30,325

Each Fund also pays other expenses such as the fees of its custodian, transfer agent, and auditors, the cost of compliance with Federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, legal fees and the fees of Trustees who are not otherwise affiliated with the Funds or the Advisor.

The Advisor

The Advisor is majority owned by Thomas S. White, Jr., who may be deemed to control the Advisor. Mr. White and other officers of the Advisor also serve as a Trustee or officers of the Trust, as indicated above, and are therefore affiliated persons of the Advisor and the Funds.

Other Accounts Managed

The table below identifies accounts, other than the Funds, for which Thomas S. White, Jr., the Funds’ Portfolio Manager, was either jointly or primarily responsible for the day-to-day portfolio management, for the fiscal year ended October 31, 2013.

Other Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (in millions)
Registered Investment Companies	2	$39.0	0	$0
Other Pooled Investment Vehicles	5	$287.6	0	$0
Other Accounts	857	$920.2	0	$0

Conflicts of Interest

Mr. White also manages other accounts. At times, those responsibilities potentially could conflict with the interests of the Funds. That may occur whether the investment strategies of the other accounts are the same as, or different from, a Fund’s investment objectives and strategies. For example, Mr. White may need to allocate investment opportunities between a Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by a Fund. Not all accounts advised by TWI have the same management fee. If the management fee structure of another account is more advantageous to TWI than the fee structure of the Fund, TWI could have an incentive to favor the other account. At various times, Mr. White may manage other accounts with investment objectives and strategies that are similar to those of a Fund, or may manage accounts with investment objectives and strategies that are different from those of the Funds.

Compensation

Mr. White’s compensation is based on a competitive, fixed salary paid by TWI, and a discretionary bonus based on TWI’s economic performance.

Set forth in the table below is the dollar range of equity securities held in the Funds beneficially owned by Thomas S. White, Jr., the Funds’ Portfolio Manager, as of October 31, 2013, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Thomas S. White, Jr.	International Fund - $500,001-$1,000,000 Emerging Markets Fund - $500,001-$1,000,000 American Opportunities Fund - Over $1,000,000

Code of Ethics

The Trust and the Advisor (and its affiliates) each have adopted a code of ethics, as is required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by certain persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies and Procedures

The Board has adopted the proxy voting policies and procedures for the Trust (“Trust Proxy Voting Policies and Procedures”) that delegate the authority to vote proxies related to portfolio securities of each of the Funds to the Advisor. The Advisor has adopted its own proxy voting policies and procedures that the Advisor will use when exercising voting authority on behalf of the Funds (the “Advisor Proxy Voting Policies and Procedures”). Under the Trust Proxy Voting Policies and Procedures, the Board will provide the Trust’s consent to vote in matters where the Advisor seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

A summary of the Advisor Proxy Voting Policies and Procedures follows.

All proxies are voted in accordance with the Advisor’s responsibility to act solely in the best interest of its clients and in a manner that maximizes the economic value of the underlying shares. As such, the Advisor’s general proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares. Securities that are part of a securities lending program and on loan may not be voted on by the Advisor. Each vote is analyzed on an individual basis in accordance with the Advisor’s stated policy, which is summarized below. The Advisor will disclose any material conflicts of interest that arise to the Board and obtain the consent or instruction of a majority of the Board before casting its vote. The Advisor may, if directed by a client based on the contractual relationship or otherwise, vote as instructed by the client for certain issues or securities.

The president of the Advisor has appointed a compliance officer who shall administer and oversee the proxy voting process. The compliance officer will determine the votes for issues that are not addressed in categories of issues section of the Advisor Proxy Voting Policies and Procedures in accordance with the Advisor’s stated policy. The Advisor Proxy Voting Policies and Procedures divides the Advisor’s voting policies into two basic categories: (1) Management Proposals and (2) Shareholder Proposals. The following examples illustrate the Advisor Proxy Voting Policies and Procedures with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Advisor Proxy Voting Policies and Procedures. Whether the Advisor supports or opposes a proposal will depend on the specific facts and circumstances described in the proxy statement and other available information.

(1) Management Proposals. The Advisor generally will support nominees to the board of directors so long as the nominees have shown responsibility to the welfare of the shareholders. The Advisor would vote for a dissident slate of nominees if it favored a potential acquirer in a takeover battle. The Advisor will reject any proposal to dismantle cumulative voting provisions. The Advisor will vote to oppose the institution of a classified board, and will vote in favor of its repeal wherever one has already been installed. It typically supports managements’ choice of auditors. The Advisor generally will vote with the management in the case of mergers provided that the proposed acquisition is not clearly harmful to the acquiring firm. The Advisor generally will support director and officer indemnification provisions, except that the Advisor may vote against such measure if they are accompanied by a number of anti-takeover defenses and/or in those cases where it favors a potential acquirer in a challenge for corporate control.

The Advisor will vote against proposals to authorize blank check preferred stock, unless the management’s argument in defense of the proposal to authorize such stock is rational. Authorization of common stock will be subject to great scrutiny. Certain stock/option plans or amendments to existing plans would not be supported by the Advisor, such as those plans that keep a substantial block of voting stock in friendly hands. The Advisor will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of its clients’ shares. The Advisor will not support the use of any employee stock ownership plan as a weapon against takeovers.

For all other management proposals, the Advisor will judge each on a case-by-case basis. In cases where it appears there is no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, the Advisor will defer to the decisions of the management. If the management may have a stake in the outcome, the Advisor will subject the proposal to greater analysis. Generally, the Advisor will not support any strategy that enhances management entrenchment or results in the dilution of shareholders’ governance capacity.

(2) Shareholder proposals. Generally, the Advisor favors shareholder proposals that promote participation by all shareholders in corporate matters. The Advisor supports equal access to proxy materials and will vote against any proposal that would curtail such access. The Advisor’s policy is to vote in support of any shareholder proposal to require confidential voting. Generally the Advisor will vote in favor of cumulative voting provisions and in opposition of their removal. The Advisor will generally vote against the restoration of preemptive rights. The Advisor generally will vote in support of any proposal that would weaken or reduce poison pill provisions. The Advisor will vote to opt out of state takeover laws whenever possible. The Advisor will vote against payment of greenmail. The Advisor generally will vote in favor of proposals for minimum stock ownership by directors, but will review each case with respect to the proper level of minimum stock ownership. The Advisor will not support shareholder proposals based upon social/political considerations, unless such considerations are of economic consequence to its clients’ investments. The Advisor generally will vote against any proposal for any targeted share placement where the placement would serve to entrench management and inhibit the full valuation of the Funds’ shares. The Advisor generally will abstain from or reject any proposals to disclose employee or director compensation.

The Funds are required to file Form N-PX with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The most recently filed Form N-PX is available without charge: (1) from the Funds, upon request by calling 1-800-811-0535; and (2) on the SEC’s web site at www.sec.gov.

OTHER SERVICES

Distribution Services

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as each Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Funds and Quasar dated March 1, 2011 (the “Distribution Agreement”), Quasar acts as each Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of each Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Funds and Quasar has an initial term of two years and subsequently will continue in effect for a one-year term only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisor is responsible for the payment of the fees and expenses payable to the Distributor under the Distribution Agreement.

Distribution Plan – (Class A and Class C shares)

The Trust has adopted a Service and Distribution Plan for Class A and Class C shares of the International Fund and Emerging Markets Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to compensate the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as “Participating Organizations”) for providing administration, distribution or shareholder service assistance to shareholders of these classes of shares. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in amounts not to exceed, on an annual basis, 0.25% of the average daily net assets of Class A shares and 1.00% of Class C shares. Class C shares are authorized to pay a Shareholder Service Fee of up to 0.25% of its average daily net assets.

As required by Rule 12b-1, the Plan was initially approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (“Independent Trustees”). The Plan may be terminated with respect to a class by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the class. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a class requires approval by a majority of the shareholders of that class. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or, with respect to a Class, by vote of a majority of the outstanding shares of that class. The Plan will continue in effect with respect to a class for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition, for each class, the Trustees, in approving the Plan, must determine that there is a reasonable likelihood that the Plan will benefit the class and its Shareholders.

For the fiscal year ended October 31, 2013, total fees paid according to the Plan were as follows:

	International Fund		Emerging Markets Fund
	Class A	Class C	Class A	Class C
Fiscal year ended October 31, 2013	$229	$2,951	$51	$5

The Funds made the following payments under the Plan for the fiscal year ended October 31, 2013:

	International Fund		Emerging Markets Fund
	Class A	Class C	Class A	Class C
Advertising	$0	$0	$0	$0
Printing/Postage	$0	$0	$0	$0
Compensation to distributor	$0	$0	$0	$0
Compensation to broker-dealers	$229	$2,951	$51	$5
Compensation to sales personnel	$0	$0	$0	$0
Interest, carrying, or other financing charges	$0	$0	$0	$0
Other uses	$0	$0	$0	$0

Administrative Services Plan – (Class A and Investor Class Shares)

The Funds have adopted an Administrative Services Plan pursuant to which each Fund is authorized to make payments to certain types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A and Investor Class shares of a Fund (as applicable) are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the class attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

Because the Administrative Services Plan was adopted effective August 31, 2012, no fees were paid under the Plan for the fiscal year ended October 31, 2011. For the fiscal years ended October 31, 2012 and 2013, total fees paid according to the Administrative Services Plan were as follows:

	International Fund		Emerging Markets Fund		American Opportunities Fund
	Class A	Investor Class	Class A	Investor Class	Investor Class
Fiscal year ended October 31, 2012*	$0	$241,579	$0	$1,519	$388
Fiscal year ended October 31, 2013	$75	$882,370	$0	$463	$2,610

*	Period from August 31, 2012 to October 31, 2012.

Business Management Services

Pursuant to the Business Management Agreement, the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Adviser is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets.

Because the Business Management Agreement was adopted effective August 31, 2012, no fees were paid under the Agreement for the fiscal year ended October 31, 2011. For the fiscal years ended October 31, 2012 and 2013, total fees paid according to the Business Management Agreement were as follows:

	International Fund	Emerging Markets Fund	American Opportunities Fund
Fiscal year ended October 31, 2012*	$38,756	$1,786	$1,359
Fiscal year ended October 31, 2013	$269,354	$11,793	$9,136

*   Period from August 31, 2012 to October 31, 2012.

Administrative and Accounting Services

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”). U.S. Bancorp provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

In addition, the Trust has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp pursuant to which U.S. Bancorp has agreed to maintain the financial accounts and records of the Funds and provide other accounting services to the Funds.

For its fund accounting and administration services, U.S. Bancorp is entitled to receive fees, payable monthly, based on a schedule of charges agreed on from time to time. The Administration Agreement and Fund Accounting Servicing Agreement were adopted effective August 15, 2012. For the fiscal years ended October 31, 2012 and 2013, total fees paid according to the Administration Agreement were as follows:

	International Fund	Emerging Markets Fund	American Opportunities Fund
Fiscal year ended October 31, 2012*	$50,004	$9,936	$3,473
Fiscal year ended October 31, 2013	$391,259	$19,955	$16,461

*   Period from August 15, 2012 to October 31, 2012.

Prior Accounting and Administration Agreement with TWI

Prior to August 31, 2012, TWI provided certain fund accounting and administration services to the Funds, pursuant an agreement dated October 31, 2006, as amended on June 28, 2010 (the “Prior Accounting and Administration Agreement”). On August 31, 2012, this Prior Accounting and Administration Agreement was terminated.

Under the terms of the Prior Accounting and Administration Agreement, TWI provided, among other things, the following services: monitoring and coordinating the activities of the other service providers of the Funds, assisting the Trust in all required filings of the Trust made with the SEC, and maintaining complete accounts and records required to be maintained by the Funds.

The following chart indicates the aggregate accounting and administration fees paid by each Fund, for the fiscal year ended October 31, 2011 and the period ended August 30, 2012, pursuant to the prior Accounting and Administration Agreement:

	Fiscal Period November 1, 2011 to August 30, 2012	Fiscal Year Ended October 31, 2011
The International Fund	$504,034	$583,760
The Emerging Markets Fund	$30,811	$36,989
The American Opportunities Fund	$22,963	$28,174

Transfer Agent

U.S. Bancorp serves as the transfer and dividend disbursing agent for each Fund pursuant to the transfer agency agreement (the “Transfer Agent Agreement”), under which U.S. Bancorp (i) issues and redeems shares, (ii) prepares and transmits payments for dividends and distributions declared by each Fund, (iii) prepares shareholder meeting lists and, if applicable, mail, receive and tabulate proxies, and (iv) provides a Blue Sky System which will enable each Fund to monitor the total number of shares sold in each state. Compensation for the services of the Transfer Agent is based on a schedule of charges agreed on from time to time.

Custodians

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, serves as Custodian to the assets of the International Fund and Emerging Market Fund and U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202, serves as Custodian of the American Opportunities Fund’s assets. The Custodians, and the branches and sub-custodians of each, generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodians is based on a schedule of charges agreed on from time to time.

Legal Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, is legal counsel for the Trust.

Independent Registered Public Accounting Firm

Effective November 1, 2013, Tait, Weller & Baker, LLP (“Tait, Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, Tait, Weller provides assistance on accounting, internal control, tax and related matters.

Reports to Shareholders

The Trust’s fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the each Fund and other information, including an annual report with financial statements audited by the independent accountants.

BROKERAGE ALLOCATION

The Investment Management Agreement provides that the Advisor is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as “brokers”) for the execution of the Trust’s portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

1.

Unless otherwise directed by the Board, purchase and sale orders will be placed with brokers who are selected by the Advisor in good faith as able to achieve “best execution” of such orders. “Best execution” means the best overall qualitative execution for the Funds, so that the total costs or proceeds to the Funds are the most favorable under the circumstances. The determination of what may constitute best execution in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions and quality of execution.

2.

In selecting brokers for portfolio transactions, the Advisor takes into account its past experience as to brokers qualified to achieve “best execution,” including brokers who specialize in any foreign securities held by the Funds.

3.

The Advisor is authorized to allocate brokerage business to brokers who provide brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), for the Funds and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Funds to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Funds and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities; and that the commissions paid were reasonable. The determination that commissions were reasonable shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Funds to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research services which are provided for the Trust and the Advisor are useful to the Advisor in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to be performed by the Advisor under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund’s portfolio.

4.

Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the good faith judgment of the Advisor, execution of such transactions on an agency basis will achieve best execution.

5.

The Trust has adopted procedures to prohibit the placement of portfolio trades with broker-dealers as direct or indirect compensation for the promotion or sales of shares of the Funds or any other investment company.

Insofar as known to management, no Trustee or officer of the Trust, nor the Advisor or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Funds. All portfolio transactions will be allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Advisor, are equal to the best available within the scope of the Trust’s policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders. The following chart indicates the broker commissions paid by each Fund for the fiscal years ended October 31, 2013, 2012 and 2011:

	Fiscal Year Ended October 31, 2013		Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
The International Fund	$1,104,933	[1]	$1,274,943	$837,064
The Emerging Markets Fund	$63,737	[2]	$48,071	$47,214
The American Opportunities Fund	$25,798	[3]	$18,897	$43,430

1	$1,104,933, representing $749,522,765 of securities transactions, was paid to broker-dealers that provided research services to the Advisor.
2	$63,737, representing $53,753,238 of securities transactions, was paid to broker-dealers that provided research services to the Advisor.
3	$25,798, representing $38,340,268 of securities transactions, was paid to broker-dealers that provided research services to the Advisor.

As of the fiscal year ended October 31, 2013, the following Fund owned the following securities of its “regular brokers or dealers” or their parents:

	Security of “Regular Broker/Dealer” of the Portfolio	Value of Portfolio’s Aggregate Holding of Securities as of 10/31/13
The International Fund	Barclays PLC	$6,308,191

Trading Policies

The Advisor serves as investment adviser to other clients. Accordingly, the respective portfolios of the Funds and such clients may contain many or some of the same securities. When the Funds and other clients of the Advisor are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity, which may be bought or sold for the Funds. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectus describes the manner in which the Funds’ shares may be purchased and redeemed. Shares of each Fund are offered directly to the public by the Distributor.

Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money a shareholder invests will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions. The current sales charge rates for Class A shares are set forth in the Prospectus. The Advisor will pay investment dealers of record commissions on net asset value sales of Class A shares with an aggregate value of $1 million or more. Such commissions will be paid at the rates set forth in the Prospectus. A contingent deferred sales charge (“CDSC”) will be imposed on redemptions of these shares (exclusive of shares purchased with reinvested dividends and/or distributions) within the 15 months after the initial sale. However, to the extent shares of a Fund purchased pursuant to this exception to the ordinary sales charge on Class A shares are held for more than 15 months but are redeemed less than 24 months after purchase, no compensation will be paid to financial advisors under this program for future reinvestments that would otherwise qualify for the exception to the sales charge for purchases of $1 million or more. The Advisor and the Distributor reserve the right to make judgments with respect to these payments of compensation in reinvestment of redemption proceeds, in their reasonable discretion.

Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90 day period for any one shareholder. Subject to the above, each Fund reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

At the discretion of each Fund, investors may be permitted to purchase shares by transferring securities to a Fund that meet the respective Fund’s investment objective and policies. Securities transferred to the Funds will be valued in accordance with the same procedures used to determine the Funds’ net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Funds in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the respective Fund and must be delivered to that Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor’s basis therein. Securities will not be accepted in exchange for shares of the Funds unless: (1) such securities are, at the time of the exchange, eligible to be included in the respective Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the respective Fund under the 1933 Act or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the respective Fund, will not exceed 5% of the respective Fund’s net assets immediately after the transaction.

Net asset value per Share is determined as of the close of business on the New York Stock Exchange (“NYSE”), which currently is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays), under normal market conditions. The Trust’s offices will be closed and the Funds’ net asset values will not be calculated on those days on which the NYSE is closed, which currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the close of trading in many of the portfolio securities held by the Funds. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund’s net asset value per Share, and materially affects the net asset value per Share of the Fund, the portfolio security may be valued at fair market value as determined by management under the supervision of the Board.

The Board may establish procedures under which each Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists as a result of which disposal of securities owned by each Fund is not reasonably practicable or it is not reasonably practicable for each Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of the Funds’ Shares.

TAX STATUS

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Funds and the purchases, ownership, and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that might be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retrospective. Prospective investors should consult their own tax advisors with regard to the Federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Aspects of Each Fund

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of such Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer, in two or more issuers that the Fund controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund generally is not subject to U.S. Federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending October 31 of the calendar year, taking into account certain deferrals and elections, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

Dividends of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income, except as described below, whether paid in cash or reinvested in Fund shares. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to each Fund’s qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Ordinary dividends and taxable long-term capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are reported as capital gain dividends, whether paid in cash or shares, will generally be taxable to shareholders at the applicable long-term capital gain rate. Capital gains dividends will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares, and are not eligible for the dividends-received deduction. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 20% on long-term capital gains and on certain qualified dividends on corporate stock. This rate does not apply to corporate taxpayers. Distributions of earnings from qualified dividends and qualifying long-term capital gains will be taxed to individuals at a maximum rate of 20%. Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualified dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualified dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualified dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions by a Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund, as well as net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Original Issue Discount and Market Discount

Certain of the debt securities acquired by the Funds, such as zero-coupon bonds, may be treated as debt securities that were originally issued at a discount. Original issue discount is generally defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount, if greater than a de minimis amount, on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

If a Fund purchases a debt security (other than at original issue) at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Passive Foreign Investment Companies

The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund timely distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Funds may be able to elect alternative tax treatment with respect to PFIC stock; however, such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Foreign Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributes at least 90% of its investment company taxable income, that Fund will be eligible and may (or may not) elect to “pass through” to that Fund’s shareholders the pro rata share of foreign source income as well as the related amount of qualifying foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use such taxes as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions; however, such a shareholder may be eligible to claim the foreign tax credit (see below). No foreign tax credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will be eligible for such treatment for that year and, if so, such notification will report (a) each shareholder’s portion of the foreign taxes paid to each such country and (b) the portion of such Fund’s dividend derived from sources within each such country.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. However, an individual with less than $300 or less of creditable foreign taxes may elect to be exempt from the foreign source income and qualified dividend income limitations associated with each foreign source income if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. If a Fund is not eligible to, or does not, make the election to “pass through” to its shareholders its foreign taxes in the manner described above, such foreign taxes generally will reduce the Fund’s investment company taxable income and all of the Fund’s distributions for such taxable year will be treated as United States source income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Section 1256 Contracts

Certain options and futures and foreign currency forward contracts in which the Funds may invest may be “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized without the current receipt of cash.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. Federal income tax purposes. “Straddles” are defined to include “offsetting positions” in actively traded personal property. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Moreover, the existence of a straddle may affect the holding period of offsetting positions. Furthermore, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

Requirements relating to each Fund’s tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and futures and foreign currency forward contracts.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Foreign Currency

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts or similar financial instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a Fund’s taxable year, the resulting ordinary loss for such taxable year would not be deductible by the Fund or is shareholders in future taxable years, and the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividends, reducing each shareholder’s basis in his or her Fund shares.

Sales, Exchanges, and Redemptions of Shares

Upon the redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; for taxable years beginning after 2012, in the case of individuals, gain will generally be subject to a maximum tax rate of 20% if the shareholder has held the shares for more than one year. Gain from the disposition of a Fund’s shares held not more than one year will be taxed as short-term capital gains. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced with shares in the same Fund (including replacement through the reinvesting of dividends and capital gain distributions in the same Fund) or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

As of October 31, 2013, the following Funds had capital losses which may be carried forward to offset future capital gains as follows:

	Date of Expiration	Amount	Term
The International Fund	October 31, 2017	$181,740	N/A
The Emerging Markets Fund	No Expiration	$1,252,771	Short-Term

Backup Withholding

Each Fund generally will be required to withhold Federal income tax at the current rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the respective Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the respective Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. For taxable years beginning before 2014 (or a later date if extended by Congress), a portion of a Fund’s distributions received by a foreign shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to certain U.S. source interest income and short-term capital gains. Additionally, such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign shareholders may also be subject to U.S. Federal estate tax on the value of their shares.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

This discussion does not purport to deal with all of the tax consequences relating to an investment in the Funds. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Funds.

Redemption Fee

For convenience, the redemption fee is referred to as a fee, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee.

The tax consequences of the redemption fee are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Funds intend to follow, that a fund does not recognize income. It is possible that the IRS or other taxing authorities might successfully contest the Funds’ tax treatment of this arrangement on this basis or for other reasons.

DESCRIPTION OF SHARES

The shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect of the general liabilities of that Fund. The net asset value of a share of a Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of a Fund only out of lawfully available assets belonging to that Fund. Shares of a Fund are entitled to participate pro rata in any dividends and other distributions declared by the Board for the Fund and all shares of a Fund have equal rights in the event of liquidation of that Fund. In the event of liquidation or dissolution of the Trust, the shareholder of a Fund will be entitled to the assets belonging to that Fund out of assets of the Trust available for distribution.

The Funds may hold special meetings of shareholders to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance of a shareholder meeting, including a proxy and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy. Shares have non-cumulative voting rights so that the holders of a plurality of the shares voting for the election of Trustees at a meeting at which 50% of the outstanding shares are present can elect all the Trustees and in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

FINANCIAL STATEMENTS

Financial statements for the Funds as of October 31, 2013 for the fiscal periods then ended, including notes thereto, and the report of PricewaterhouseCoopers LLP (the Trust’s prior independent registered public accounting firm) thereon, are incorporated by reference from the Trust’s 2013 Annual Report. A copy of the report delivered with the Statement of Additional Information should be retained for future reference.

LORD ASSET MANAGEMENT TRUST

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)		Trust Instrument (1)

(b)		By-Laws (1)

(c)		Not Applicable

(d)	(1)	Investment Advisory Agreement for the Thomas White International Fund (7)

	(2)	Investment Advisory Agreement for the Thomas White American Opportunities Fund (7)

	(3)	Investment Advisory Agreement for the Thomas White Emerging Markets Fund (7)

(e)		Distribution Agreement with Quasar Distributors, LLC (5)

(f)		Not Applicable

(g)	(1)	Custody Agreement with U.S. Bank, N.A. for the Thomas White American Opportunities Fund (8)

	(2)	Form of Custody Agreement with The Northern Trust Company for the Thomas White International Fund (2)

	(3)	Custody Agreement with The Northern Trust Company for the Thomas White Emerging Markets Fund (4)

(h)	(1)	(i) Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(ii) First Amendment to the Transfer Agent Servicing Agreement (7)

	(2)	Expense Limitation Agreement for the Thomas White American Opportunities Fund (7)

	(3)	Expense Limitation Agreement for the Thomas White International Fund (7)

	(4)	Expense Limitation Agreement for the Thomas White Emerging Markets Fund (7)

	(5)	(i) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LL (7)

(ii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (7)

	(6)	Business Management Agreement with Thomas White International, Ltd. (7)

(i)		Opinion and Consent of Counsel - filed herewith.

(j)		Consent of Independent Registered Public Accounting Firms - filed herewith.

(k)		Not Applicable

(l)		Initial Capital Agreement (1)

(m)	(1)	Service and Distribution Plan for the Thomas White International Fund and the Thomas White Emerging Markets Fund (6)

	(2)	Administrative Services Plan for Class A Shares and Investor Class Shares (6)

(n)		Multi-Class Plan Adopted Pursuant to Rule 18f-3 dated June 18, 2012 (6)

(p)	(1)	Code of Ethics of Lord Asset Management Trust and Thomas White International, Ltd. – filed herewith.

	(2)	Code of Ethics for Access Persons for Quasar Distributors, LLC (5)

(q)	(1)	Powers of Attorney for Messrs. Bay, Sullivan, Thomas, Venson and White and Ms. Montgomery (3)

	(2)	Power of Attorney for Ms. White (5)

(1)	Filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on December 31, 1997.

(2)	Filed with Post-Effective Amendment No. 10 to Registrant’s Registration Statement on December 30, 1999.

(3)	Filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on March 1, 2007.

(4)	Filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on June 25, 2010.

(5)	Filed with Post-Effective Amendment No. 26 to Registrant’s Registration Statement on February 28, 2011.

(6)	Filed with Post-Effective Amendment No. 30 to Registrant’s Registration Statement on June 29, 2012.

(7)	Filed with Post-Effective Amendment No. 32 to Registrant’s Registration Statement on August 30, 2012.

(8)	Filed with Post-Effective Amendment No. 34 to Registrant’s Registration Statement on February 28, 2013.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Reference is made to Article X, Section 10.02 of the Registrant’s Trust Instrument, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser

The business and other connections of Thomas White International, Ltd. are described in Parts A and B of Form ADV.

Set forth below is the information relating to the investment adviser’s officers and directors.

Name	Position with Thomas White International, Ltd.*
Thomas S. White, Jr.	Chairman, President, Treasurer, Director
Douglas M. Jackman	Executive Vice President, Secretary
Wei Li	Executive Vice President
Stathy M. White	Executive Vice President, Director
David M. Sullivan II	Senior Vice President
J. Ryan Conner	Vice President, Chief Compliance Officer
Joseph K. White	Director

* The persons listed above have not been engaged in any other business profession, vocation or employment of a substantial nature within the last two fiscal years.

Item 32.	Principal Underwriters

    (a)            Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	KKR Alternative Corporate Opportunities Fund
Aegis Value Fund, Inc.	KKR Series Trust
Allied Asset Advisors Funds	Litman Gregory Funds Trust
Alpine Equity Trust	LKCM Funds
Alpine Income Trust	LoCorr Investment Trust
Alpine Series Trust	Loeb King Trust
Appleton Funds	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Bridge Builder Trust	Matrix Advisors Value Fund, Inc.
Bridges Investment Fund, Inc.	Merger Fund
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Capital Guardian Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
ETF Series Solutions	Prospector Funds, Inc.
Evermore Funds Trust	Provident Mutual Funds, Inc.
FactorShares Trust	Purisima Funds
First American Funds, Inc.	Rainier Investment Management Mutual Funds

First American Investment Funds, Inc.	RBC Funds Trust
First American Strategy Funds, Inc.	SCS Financial Funds
Glenmede Fund, Inc.	Stone Ridge Trust
Glenmede Portfolios	Thompson IM Funds, Inc.
Greenspring Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Hennessy Funds, Inc.	USFS Funds Trust
Hennessy Mutual Funds, Inc.	Wall Street Fund, Inc.
Hennessy SPARX Funds Trust	Westchester Capital Funds
Hotchkis & Wiley Funds	Wexford Trust/PA
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	WY Funds
Jacob Funds, Inc.	YCG Funds

(b)         To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)	This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(2)	This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)         Not applicable.

Item 33.	Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Thomas White International, Ltd., 440 South LaSalle Street, Chicago, Illinois 60605 (records relating to its function as investment adviser).

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603 (records relating to its function as custodian for the Thomas White International Fund and Thomas White Emerging Markets Fund).

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as custodian for the Thomas White American Opportunities Fund).

Quasar Distributors, LLC 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202 (records relating to its function as distributor).

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on February 28, 2014.

LORD ASSET MANAGEMENT TRUST

By:	Stathy M. White*
Stathy M. White
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Date

Thomas S. White, Jr.*	Chairman of the Board and Trustee	February 28, 2014
Thomas S. White, Jr.

Stathy M. White*	President (Principal Executive Officer)	February 28, 2014
Stathy M. White

David M. Sullivan II* David M. Sullivan II	Vice President and Treasurer (Principal Financial and Accounting Officer)	February 28, 2014

James N. Bay, Jr.*	Trustee	February 28, 2014
James N. Bay, Jr.

Elizabeth Montgomery*	Trustee	February 28, 2014
Elizabeth Montgomery

Robert W. Thomas*	Trustee	February 28, 2014
Robert W. Thomas

John N. Venson*	Trustee	February 28, 2014
John N. Venson

*By:	/s/ Patrick W.D. Turley
Patrick W.D. Turley

As Attorney-in-Fact pursuant to Powers of Attorney previously filed and incorporated by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firms

(p)(1)	Code of Ethics of Lord Asset Management Trust and Thomas White International, Ltd.